UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

IEH Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

IEH CORPORATION

140 58th Street, Bldg. B, Suite 8E

Brooklyn, New York 11220

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Wednesday, December 16, 2020

To the Shareholders of IEH CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IEH CORPORATION (“IEH” or the "Company") will be held by virtual electronic means on Wednesday, December 16, 2020 at 10:00 a.m. (Eastern Standard Time), New York time, for the following purposes:

1.	To elect three (3) Class I Directors to IEH's Board of Directors to hold office for a period of two years or until their successors are duly elected and qualified;

2.	To hold a non-binding advisory vote on the compensation of our named executive officers;

3.	To ratify the appointment of Marcum LLP, as our independent registered public accounting firm;

4.	To adopt the 2020 Equity Based Compensation Plan; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The close of business on Monday, November 16, 2020 has been fixed as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

In light of the ongoing COVID 19 pandemic and restrictions in the State of New York regarding the gathering of public non-essential meetings, the Annual Meeting will be held via Zoom video conferencing. There will not be an in-person meeting. Voting will not be allowed in person or through the Zoom meeting process. You are urged to return your proxy card or vote before the date of the meeting via (i) our Internet process by electronic voting; (ii) telephone voting; or (iii) mailing your proxy card in the envelope provided so that your proxy vote is received by Computershare, the Company’s transfer agent on or before December 15, 2020, the day before the Annual Meeting. Votes may be submitted electronically by the Internet process not later than 5:00 AM, December 16, 2020.

The following are the instructions to participate via Zoom video conferencing in the 2020 virtual Annual Meeting:

Please visit website: www.Zoom.us/jointo join meeting. (You will be prompted to install the Zoom app, if you do not currently have it installed on your mobile device or PC)

Meeting ID: 857 6945 7282

Password: 440855

You may use your mobile device or PC's speaker and microphone for the audio portion (if available) or you may call:

Telephone Dial In: 1 253 215 8782

To find your local dial in number go to: https://us02web.zoom.us/u/kcmOWl234x.

If you do not have Internet access or prefer to just call in through your telephone, please simply call the telephone number above, and use the Meeting ID and Password listed above. If you are asked for a Participant ID, please press # to bypass it.

Please see page 7 of this Proxy Statement for additional information about voting, the Zoom meeting process and accessing the Zoom website.

Whether or not you plan to participate, to ensure that your shares are represented and voted at the meeting, please either vote your shares: (i) by completing and returning your proxy card mailed to you together with this Proxy Statement; or (ii) electronically over the Internet or (iii) by telephone. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Please vote as promptly as possible in order to ensure your representation at the meeting. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Corporate Secretary of the Company, in writing, prior to the annual meeting of shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders on Wednesday, December 16, 2020

The Proxy Statement and Our Annual Report to Shareholders for the Fiscal Year Ended

March 31, 2020 are available at: http://www.investorvote.com/IEHC

By Order of the Board of Directors
/s/ Dave Offerman
Dave Offerman
Chief Executive Officer

Dated: November 20, 2020

Page
SOLICITATION, VOTING AND REVOCABILITY OF PROXIES	4
MAILING OR INTERNET AVAILABILITY OF PROXY MATERIALS	4
Quorum	5
Voting Required	5
Manner of Voting	6
ZOOM Conferencing Participation	7
Revocation of Proxies	7
Solicitation of Proxies	8
Annual Report	8
Principal Offices	8
Recommendation of the Board of Directors	8
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	9
PROPOSAL 1 ELECTION OF DIRECTORS	14
Board Structure and Nominees	14
Other Executive Officers	15
Significant Employees	15
Compliance with Section 16(a) of the Exchange Act	16
Delinquent Section 16(a) Reports	16
Director Independence; Meetings of Directors; Corporate Governance; Committees of the Board	17
Nominations to the Board of Directors	18
Communications with the Board of Directors	19

PROPOSAL 2 ADVISORY VOTE ON EXECUTIVE COMPENSATION	20
Vote Required and Board Recommendation	20

PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED	20
Principal Accountant Fees and Services During the Fiscal Years March 31, 2020 and March 29, 2019	21
Vote Required and Board Recommendation	21

PROPOSAL 4 ADOPTION OF 2020 EQUITY BASED COMPENSATION PLAN	21

EXECUTIVE COMPENSATION AND RELATED INFORMATION	29
Executive Compensation	29
Employment Agreements with Named Executive Officers	29
Stock Option Plan	30
Cash Bonus Plan	31

VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	30

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	32

HOUSEHOLDING OF PROXY MATERIALS	33

SHAREHOLDER PROPOSALS	33

ADDITIONAL INFORMATION	33

OTHER BUSINESS	34

IEH CORPORATION

140 58th Street

Building B, Suite 8E

Brooklyn, New York 11220

PROXY STATEMENT FOR THE IEH CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, DECEMBER 16, 2020

This proxy statement and the accompanying form of proxy have been mailed on or about November 20, 2020 to the holders of record on Monday, November 16, 2020 (the “Record Date”) of the common stock, par value $.01 per share (“Common Stock”) of IEH CORPORATION, a New York corporation (“IEH” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of IEH for use at the Annual Meeting of Shareholders to be held on Wednesday, December 16, 2020 at 10:00 a.m. (Eastern Standard Time), New York time, via Zoom video conferencing and at any adjournment thereof.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

On Monday, November 16, 2020, the Record Date, there were issued and outstanding 2,370,251 shares of the Company’s Common Stock. Only holders of Common Stock of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting and postponement thereof. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders. Shares of IEH's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

1.	FOR the election of the three (3) persons nominated by the Board of Directors to serve as Class I Directors (Proposal 1);

2.	FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (Proposal 2);

3.	FOR the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021 (Proposal 3);

4.	FOR the adoption of the 2020 Equity Based Compensation Plan (Proposal 4); and

5.	FOR such other matters as may properly come before the Annual Meeting (including any vote to adjourn the meeting) or any adjournment thereof and for which the persons named on the enclosed proxies determine, in their sole discretion, to vote in favor.

Any such proxy may be revoked at any time before it is voted. A shareholder may revoke this proxy by notifying the Secretary of IEH either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting at the Annual Meeting.

MAILING OR INTERNET AVAILABILITY OF PROXY MATERIALS

We are furnishing proxy materials to our shareholders both by mailing printed copies of those materials to each shareholder and by making such materials available by the Internet. On or about November 20, 2020, we mailed to our shareholders our proxy materials, including our proxy statement and our annual report. For this year’s virtual Annual Meeting, all determinations of a quorum will be based upon submission of your voting of your shares by proxy, telephone or internet voting, all of which must be completed or received not later than 5:00 AM, December 16, 2020. Due to the coronavirus pandemic, there will be no in-person voting at this year’s virtual Annual Meeting. Accordingly, shareholders are urged to use one of the three voting methods described in this Proxy Statement to vote their shares. Set forth below are instructions to our shareholders on how to access their proxy card to vote through the Internet or by telephone.

For the 2020 Annual Meeting, the Company will furnish printed copies of our proxy materials to our record shareholders and make available additional copies for beneficial holders of the Company’s Common Stock. In the future, the Company may elect to furnish proxy materials to our shareholders primarily via the Internet, instead of mailing printed copies, and only furnish printed copies of proxy materials upon shareholder request.

Quorum

The presence of a majority of the holders of the outstanding shares of Common Stock entitled to vote, in person or represented by proxy, will constitute a quorum for the transaction of business. Shares are counted as present at the Annual Meeting if you have properly submitted a proxy. There will be no in person attendance taken at this year’s virtual Annual Meeting. In addition, abstentions and broker non-votes are counted as present at the Annual Meeting for the purpose of determining the presence of a quorum. A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner in “street name” does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

Voting Required

Election of Directors (Proposal 1) is by a plurality of the votes cast at a meeting of the shareholders by the holders of shares entitled to vote in the election with the three (3) nominees receiving the highest vote totals to be elected as a Class I Directors of IEH. Broker non-votes and properly executed proxies marked “WITHHOLD” with respect to the election of a director will not be voted with respect to the director indicated. Votes that are withheld and broker non-votes will not affect the outcome of the election of directors.

The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote is required to approve the advisory vote on executive compensation in Proposal 2. Because this vote is advisory and is not binding on our Board of Directors, the directors will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate. Abstentions will have the same effect as voting against the resolution. Because broker non-votes are not counted as votes for or against this resolution, they will have no effect on the outcome of the vote.

The ratification of the appointment of Marcum LLP, as our independent registered public accounting firm for the fiscal year ending March 31, 2021 (Proposal 3) requires the affirmative vote by holders of at least a majority of the shares of IEH’s Common Stock who attend the Annual Meeting in person or are represented at the meeting by proxy and who cast votes. Abstentions will have the effect of a vote against this proposal, while broker non-votes will not be taken into account in determining the outcome of the vote on this proposal.

The approval and adoption of the 2020 Equity Based Compensation Plan (Proposal 4) requires the affirmative vote majority of the shares of Common Stock represented in person or by proxy and entitled to vote Broker non-votes and properly executed proxies marked “WITHHOLD” with respect to Proposal 4 will not be voted with respect to the adoption of the 2020 Equity Based Compensation Plan. Votes that are withheld and broker non-votes will have the same effect as a “no” vote.

Any other matter properly submitted to the shareholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the Annual Meeting, unless a greater percentage is required either through law or by our amended certificate of incorporation or bylaws. If you “abstain” from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote against the particular matter. In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting of shareholders. The Board of Directors is not currently aware of any such other matters. If any other matter does properly come before the Annual Meeting, the Board of Directors intends that the persons named in the enclosed form of proxy will vote on such matter in accordance with their judgment. The persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies or for other reasons. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Annual Meeting.

Manner of Voting

Voting by Proxy – Shareholders of Record

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered a “shareholder of record” and you may vote in person by attending the meeting, or by mailing a marked, signed and dated proxy card delivered with these proxy materials and returning it in the postage-paid envelope provided, or by voting your shares by proxy over the Internet or by telephone by following the instructions provided below and pursuant to the instructions provided in the proxy card. Instructions for voting by mail and via the Internet, by telephone are summarized below. There will be no in person meeting and therefore no voting in person at the meeting. To vote, you must use one of the methods described below:

By Mail - Mark, sign and date proxy card and return it in the postage-prepaid envelope provided to you.

By Internet - If you have Internet access, you may submit your proxy by using the Internet or a Mobile Phone to vote your proxy by accessing www.Investorvote.com/IEHC. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

By Telephone - You may submit your proxy via telephone by calling 1-800-652-8683 (VOTE) within the U.S.A., U.S. Territories and Canada using a touchtone telephone. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

If you are a shareholder of record, your shares will be voted in the manner that you indicate in your proxy card or via the Internet or by telephone. If you return a signed proxy card but do not indicate how you wish to vote your shares, your shares will be voted:

•	FOR election of the three (3) nominees for Class I Director (Proposal 1);

•	FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (Proposal 2);

•	FOR the ratification of Marcum LLP, as our independent registered public accounting firm for fiscal year ending March 31, 2021 (Proposal 3); and

•	FOR the adoption of the 2020 Equity Based Compensation Plan (Proposal 4).

If any other business properly comes before the shareholders for a vote at the Annual Meeting, or at any adjournments or any postponements of the Annual Meeting, your shares will be voted according to the discretion of the holders of the proxy.

Voting by Proxy – Shares held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Most beneficial owners whose stock is held in the name of a broker, bank or other nominee receive instructions for granting proxies from their brokers, banks or nominees, rather than our proxy card. Telephone and Internet voting are usually available to shareholders owning shares through certain brokers, banks and nominees. You can vote your shares held through a broker, bank or nominee by following the voting instructions sent to you by that institution. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. If you hold your shares in “street name” through a broker or other nominee, then the broker who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you. However, as explained above, if you hold your shares in street name you must cast your vote if you want it to count for Proposals 1, 2, or 4; no votes will be cast on your behalf on such proposals if you hold your shares in street name and you do not instruct your bank or broker how to vote. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3 of this proxy statement).

Voting In Person at the Annual Meeting

As we are holding the meeting via electronic means through the Zoom platform, there will be no in person voting at the meeting. Shareholders should vote by proxy to ensure his or her vote is counted.

ZOOM Conferencing Participation

In light of the ongoing COVID 19 pandemic and restrictions in the State of New York regarding the gathering of public non-essential meetings, the Annual Meeting will be held via Zoom video conferencing. There will not be an in-person Annual Meeting. The following are the instructions to participate via Zoom video conferencing:

Please visit website: www.Zoom.us/jointo join meeting. (You will be prompted to install the Zoom app, if you do not currently have it installed on your mobile device or PC)

Meeting ID: 857 6945 7282

Password: 440855

You may use your mobile device or PC's speaker and microphone for the audio portion (if available) or you may call:

Telephone Dial In from New York: 1 253 215 8782

To find your local dial in number go to: https://us02web.zoom.us/u/kcmOWl234x.

If you do not have internet access or prefer to just call in through your telephone, please simply call the telephone number above, and use the Meeting ID and password listed above. If you are asked for a Participant ID, please press # to bypass it.

General instructions for Zoom:

You can join a Zoom meeting via teleconferencing/audio conferencing (using a traditional phone). This is useful when:

•	you do not have a microphone or speaker on your PC/Mac,
•	you do not have a smartphone (iOS or Android) while on the road, or
•	you cannot connect to a network for video and VoIP (computer audio)
•	dial the number provided to you by the meeting host. You will be prompted to enter the meeting ID - the nine (9), ten (10), or eleven (11) digit ID provided to you by the host, followed by #.

If the meeting has not already started and join before host is not enabled, you will be prompted to enter the host key to start the meeting, or to press # to wait if you are participant.

You will be prompted to enter your unique participant ID. This only applies if you have joined on the computer or mobile device or are a panelist in a webinar. Press # to skip.

Revocation of Proxies

Any proxy may be revoked at any time before it is voted at the Annual Meeting. A shareholder may revoke a proxy by submitting a proxy bearing a later date or by notifying the Secretary of IEH either in writing prior to the Annual

Meeting. Revocation is effective only upon receipt of such notice by the Corporate Secretary of IEH.

Solicitation of Proxies

IEH will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to the beneficial owners of IEH’s Common Stock held of record by such persons, and IEH may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

Rules adopted by the Securities and Exchange Commission (“SEC”) allow companies to send shareholders a “notice of Internet availability of proxy materials” rather than mail them full sets of proxy materials. This year, we chose to mail full packages of materials to our shareholders. However, in the future, we may take advantage of this new distribution option. If, in the future, we choose to send such notices, they would contain instructions on how shareholders can access our Notice of Annual Meeting and proxy statement and vote via the Internet or telephone. It would also contain instructions on how shareholders could request to receive their materials electronically or in printed form on a one-time or ongoing basis. For this year’s virtual Annual Meeting, the Company will offering voting by mail, via the Internet and by telephone. Due to the coronavirus pandemic, there will be no in-person voting at this year’s virtual Annual Meeting.

Annual Report

The Annual Report to Shareholders on Form 10-K for the fiscal year ended March 31, 2020, including financial statements, accompanies this proxy statement. Any reference in this proxy statement to the “year” or the “fiscal year” means IEH’s fiscal year commencing April 1, 2019 to and including March 31, 2020, unless otherwise specifically indicated. This proxy statement and the Annual Report to Shareholders for the fiscal year ended March 31, 2020, are available at: http://www.investor vote.com/IEHC.

Principal Offices

The principal executive offices of IEH are located at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220. IEH's telephone number is (718) 492-4440.

Recommendation of the Board of Directors

The recommendations of our Board of Directors are set forth in the description of the matters to be acted on in this proxy statement. In summary, our Board of Directors recommends a vote:

•	FOR election of the three (3) nominees for Class I Director (See Proposal 1);
•	FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (See Proposal 2); and
•	FOR the ratification of Marcum LLP, as our independent registered public accounting firm for fiscal year ending March 31, 2021 (See Proposal 3).
•	FOR the adoption of the 2020 Equity Based Compensation Plan (See Proposal 4).

With respect to any other matter that properly comes before the Annual Meeting, including any motion to adjourn the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board of Directors of IEH Corporation would like you, as a shareholder, to vote at the Annual Meeting of the Shareholders of the Company, which will take place on Wednesday, December 16, 2020 at 10:00 a.m. It also gives you information on these proposals so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about November 20, 2020 to all shareholders of record entitled to vote at the Annual Meeting as of Monday, November 16, 2020, the Record Date.

We intend to hold our 2020 Annual Meeting in light of the COVID-19 pandemic by means of remote communications only (i.e., a virtual-only annual meeting). The 2020 Annual Meeting will be conducted via live webcast hosted by ZOOM. Information about voting your shares and about attending the virtual Annual Meeting is available in the 2020 Annual Meeting Proxy Statement. All voting will be conducted by either submitting your proxy by mail, voting electronically by the Internet, or voting by telephone. Due to the virtual format, there will be no ability to vote your shares at the Annual Meeting.

In this proxy statement, we refer to IEH Corporation as “IEH,” the “Company,” “we,” “us” or “our.”

Who can vote at the Annual Meeting of Shareholders?

Shareholders who owned shares of Common Stock on Monday, November 16, 2020, the Record Date, may attend and vote at the Annual Meeting. Each share is entitled to one vote. There were 2,370,251 shares of the Company’s Common Stock issued and outstanding on Monday, November 16, 2020. All shares of Common Stock shall vote together as a single class. Information about the shareholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Voting Securities and Security Ownership of Certain Beneficial Owners and Management” on pages 31 through 32 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint: (i) Dave Offerman, our President and Chief Executive Officer; and (ii) William H. Craig, our Chief Financial Officer as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing each of these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting through the Zoom platform. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

At the Annual Meeting you are being asked to vote on four (4) specific items as follows:

First is the election of Eric C. Hugel, Sonia Marciano and Michael E. Rosenfeld, as Class I Directors on the Board of Directors of IEH. Each of Eric Hugel, Sonia Marciano and Michael Rosenfeld are currently directors of the Company.

Second, you are being asked to vote on and approve a resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

Third, at the Annual Meeting you are also being asked to ratify Marcum LLP, as our independent registered public accounting firm for the fiscal year ending March 31, 2021.

Fourth, you are being asked to adopt the 2020 Equity Based Compensation Plan.

We are unaware of any other possible business to be addressed at the Annual Meeting; however, we will also transact any other business that properly comes before the Annual Meeting in accordance with our By-Laws.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends a vote FOR election of the nominees for Class I Director (See Proposal 1).

Our Board of Directors unanimously recommends a vote FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (See Proposal 2).

Our Board of Directors unanimously recommends a vote FOR the ratification of Marcum LLP as our independent registered public accounting firm for fiscal the year ending March 31, 2021 (See Proposal 3).

Our Board of Directors unanimously recommends a vote FOR the adoption of the 2020 Equity Based Compensation Plan (See Proposal 4).

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders (William Craig and Dave Offerman) will vote as recommended by the Board of Directors, or if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares beneficially in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held record and those owned beneficially.

Shareholder of Record

If on Monday, November 16, 2020, the Record Date, your shares were registered directly in your name with our transfer agent, Computershare, you are a shareholder of record who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or using the electronic voting process described elsewhere in this proxy statement. or over the telephone. As there will be no in person attendance at the meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted or vote through the telephone or internet process.

Beneficial Owner

If on Monday, November 16, 2020, the Record Date, your shares are held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker, bank or other nominee holder who is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and to attend the Annual Meeting (by virtual attendance). If your shares are registered in the name of a bank, other nominee holder or brokerage firm you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. If you provide specific voting instructions your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the telephone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. If you hold your shares “in street name” through a broker, bank or other nominee holder, then the broker, bank or other nominee holder who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you. If you hold your shares “in street name” it is critical that you cast your vote, if you want it to count in the election of directors

(Proposal 1) and with respect to Proposal 2 (advisory vote on executive compensation). In the prior years, if you held your shares “in street name” and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as they felt appropriate. Recent changes in regulation were made to take away the ability of your bank, broker or other nominee to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares “in street name” and you do not instruct your bank, broker or other nominee how to vote in the election of directors, no votes will be cast on your behalf. Your bank, broker or other nominee will, however, continue to have discretion to vote your uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3). With respect to Proposal 4 (adoption of the 2020 Equity Based Compensation Plan), if you hold your shares in street name you must cast your vote if you want it to count for Proposal 4. No votes will be cast on your behalf on such proposal if you hold your shares in street name and you do not instruct your bank or broker how to vote on Proposal 4. If you are a beneficial owner, please complete the voting instruction card and return it as instructed to your brokerage firm, bank or other nominee holder so your shares of Common Stock will be counted toward a quorum and voted at the Annual Meeting.

How do I vote?

There are three methods to vote at the Annual Meeting - by mail, over the telephone, via the Internet, Due to the coronavirus pandemic, there will be no in-person voting at this year’s virtual Annual Meeting.

(1)	You may vote by mail.

You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct; and
•	according to the best judgment of Messrs. Dave Offerman or William H. Craig if a proposal comes up for a vote at the Annual Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	to approve the election of the nominated persons as Class I Directors to the Company’s Board of Directors;
•	to approve the resolution approving the compensation of the named executive officers, as disclosed on this proxy statement pursuant to the compensation disclosure rules of the SEC;
•	to ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021; and
•	according to the best judgment of Messrs. William Craig and Dave Offerman if a proposal comes up for a vote at the Annual Meeting that is not on the proxy card.

(2)	You may vote over the telephone by calling 1-800-652-8683 (VOTE) within the U.S.A., U.S. territories and Canada using a touchtone telephone

(3)	You may vote via the Internet by accessing www.Investorvote.com.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	sending a written notice to the Corporate Secretary of the Company, Mr. William Craig, stating that you would like to revoke your proxy of a particular date; and
•	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting.

Polls close at 5:00 a.m. New York time on the date of the Annual Meeting. Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote by telephone or via the Internet procedures described elsewhere in the proxy statement.

How are votes counted?

You may vote “For” or “Withhold Authority” on electing the nominated persons to be Class I Directors on the Board of Directors (Proposal 1), and “For” or “Against” or “Abstain” with respect to the: (i) non-binding advisory vote on the compensation of our named executive officers (Proposal 2); and (ii) ratification of Marcum LLP, as our independent registered public accounting firm for the fiscal year ending March 31, 2021 (Proposal 3) and (iii) adoption of the 2020 Equity Based Compensation Plan .

How many shareholders are needed either in person or by proxy to hold the Annual Meeting?

To hold this year’s virtual Annual Meeting and conduct business, a majority of the Company ‘s outstanding shares of Common Stock entitled to vote must be represented by proxy and therefore present via the holders of the proxies present at the Annual Meeting. This is called a quorum. Due to the coronavirus pandemic, there will be no in-person voting at this year’s virtual Annual Meeting.

Shares are counted as present at the Annual Meeting if the shareholder either:

•	the shareholder has voted via the telephone or internet procedures; or
•	has properly submitted a proxy card by mail.

How many votes are required to elect the nominated persons to be Class I Directors on the Board of Directors?

The affirmative vote of a plurality of the votes cast at the Annual Meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each director.

How many votes are required to adopt the 2020 Equity Based Compensation Plan?

The affirmative vote of a majority (1,185,126 shares) of the shares issued and outstanding of the Company (2,370,251 shares) are required for the adoption of the 2020 Equity Based Compensation Plan.

How many votes are required to approve other matters that may come before the shareholders at the Annual Meeting?

An affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of all other items being submitted to the shareholders for their consideration.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “FOR” vote for the election of the persons nominated to be Class I Directors (See Proposal 1). Your shares will also be counted as a “FOR” vote: (i) to approve the resolution approving the non-binding advisory vote on the compensation of the named executive officers (See Proposal 2); and (ii) to ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021 (See Proposal 3) and (iii) in favor of adoption of the 2020 Equity Based Compensation Plan (See Proposal 4).

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also publish the final results in our quarterly report on Form l0-Q for the fiscal quarter following the results of the voting on this matter or by a Current Report on Form 8-K. Each of a Form 10-Q or Form 8-K shall be filed with the SEC. You can obtain a copy by calling the SEC at l-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.

Who can help answer my questions?

You can contact our corporate headquarters at (718) 492-4440 or by sending to Mr. William Craig, Chief Financial Officer, at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220, any questions about proposals described in this proxy statement or how to execute your vote.

PROPOSAL 1

ELECTION OF DIRECTORS

Board Structure and Nominees

IEH's Certificate of Incorporation provides that the directors of IEH are to be elected in two (2) classes; each class to be elected to a staggered two (2) year term and until their successors are duly elected and qualified. The Board of Directors currently consists of six (6) members divided into two (2) classes with three Class I Members and three Class II Members. The Bylaws of IEH provide that the Board shall consist of between three and eleven persons, and the Board has currently set the number of persons on the Board at six (6) members. The Class I Members of the Board are scheduled to be elected at the Company’s 2020 Annual Meeting. All officers are elected by and serve at the discretion of the Board of Directors.

The persons nominated for election to IEH's Board of Directors at the 2020 Annual Meeting are Eric C. Hugel, Sonia Marciano and Michael E. Rosenfeld who will each serve, if elected, as Class I Directors of the Board. Each of the nominees currently serves on the Board of Directors.

The affirmative vote of a plurality of the votes cast at a meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each Director. All proxies received by the Board of Directors will be voted for the election as Directors of the nominee as indicated below if no direction to the contrary is given. In the event that the nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the holder of the proxy, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur. No family relationships exist between any Director or nominee for election as a Director.

THE BOARD OF DIRECTOR RECOMMENDS THAT YOU VOTE “FOR” THE THREE (3) NOMINEES FOR CLASS I DIRECTORS AS DESCRIBED IN THIS PROPOSAL 1.

The following table sets forth certain information as of the date hereof with respect to all of the Directors of IEH, including the three (3) nominees for election as Class I Directors to IEH's Board of Directors at the Annual Meeting. The information provided below indicates the Directors whose terms of office expire at the Annual Meeting and the Directors whose term of office expires in 2020. The Directors whose terms of office expire at the Annual Meeting are the persons nominated to be Class I Directors for election at the Annual Meeting.

Name	Director Since	Age	Position with Company	Term Expires
Dave Offerman	2016	45	Chairman of the Board of Directors and President	2021
Allen Gottlieb	1992	79	Class II Director	2021
Gerald E. Chafetz	2009	77	Class II Director	2021
Eric C. Hugel	2016	49	Class I Director	2020
Dr. Sonia Marciano	2016	57	Class I Director	2020
Michael E. Rosenfield	2018	37	Class I Director	2020

________________

Allen Gottlieb (Class II Director) has been a member of IEH’s Board of Directors since 1992. Mr. Gottlieb is retired. Mr. Gottlieb was previously engaged in the practice of law for 40 years, specializing in Labor-Management Relations.

Gerald E. Chafetz (Class II Director) has been a member of IEH’s Board of Directors since 2009. He is the President of GEC Enterprises, LLC which he founded in April 2010. GEC Enterprises LLC provides consulting services to property management companies and a group of window and door retain stores. Prior to April 2010, Mr. Chafetz had been the President of Capitol City Companies since 1989. Capitol City Companies is a property management and home improvement business headquartered in Hartford, Connecticut. Prior to founding Capitol City Companies, he had an extended 22-year executive career in the textile industry with several knitwear and high fashion companies.

Dave Offerman (Class II Director) has been a member of IEH’s Board of Directors since July 15, 2016. On March 26, 2017, Dave was elected by the Board of Directors to replace his father, Michael Offerman, as Chairman of the Board, President and Chief Executive Officer of the Company following Michael Offerman’s passing on March 24, 2017. Previously Dave was the Vice President - Sales and Marketing of the Company. He joined the Company in September 2004 as the National Sales Manager and was appointed to Vice-President – Sales and Marketing in April 2011. Prior to joining IEH, Dave worked as an account executive and sales manager in the telecommunication industry. Dave graduated from the University of Michigan in 1993 with a Bachelor of Arts in film and communications. In 2016 he received an MBA from the NYU Stern School of Business with a concentration in leadership and management.

Dr. Sonia Marciano (Class I Director) (Nominee) has been a member of IEH’s Board of Directors since July 15, 2016. She is a clinical professor at the NYU Stern School of Business since July 2007 where she teaches courses and manages academic programs. She graduated from the University of Chicago in 1984 with a Bachelor of Arts degree. In 2000, Dr. Marciano received from the University of Chicago her MBA in Economics and Finance and her PhD in Business Economics.

Eric C. Hugel (Class I Director) (Nominee) has been a member of IEH’s Board of Directors since July 15, 2016. He is the Co-Chief Executive Officer and Chief Financial Officer of Deb’s Buried Treasure, an online retailer, since July 2014. He is also the owner of Eric C. Hugel, CPA, CFA, a business that provides tax and business advisory services. From March 2013 to February 2014, Mr. Hugel held the position of Senior Institutional Specialist in U.S. Fundamental Equity Research Analyst at McGraw Hill Financial – S&P Capital IQ providing investment advisory services. In particular he provided research and analysis in the U.S. aerospace and defense and industrial conglomerates sectors. From July 2002 through June 2012 he was a managing director at Stephens Inc. providing investment banking services in the U.S. aerospace and defenses sectors. Mr. Hugel graduated from Lehigh University in 1993 with a Bachelor of Science in accounting.

Michael E. Rosenfield (Class I Director) (Nominee) is a co-founder and principal of Olive Tree Holdings LLC, a real estate private equity company based in New York, NY and Atlanta, GA since 2017. Olive Tree is an owner-operator of value-added multifamily assets across the Southern U.S. From 2013-2016 he was Vice President and Chief of Staff at Bert E. Brodsky & Associates, Inc., a private investment firm with a diverse portfolio of companies across several industries. Prior to that from 2006-2013, he served as Vice President of Business Development of Mobile Health Management Services, Inc., a subsidiary of Bert Brodsky & Associates, Inc. Mr. Rosenfeld received his Bachelor of Arts in Political Science from Emory University in 2006, and his Master of Business Administration (MBA) in Corporate Finance from the New York University Stern School of Business in 2016.

Other Executive Officers

William H. Craig joined IEH in June 2020 and became the Chief Financial Officer of the Company on October 9, 2020. From March 2012 to March 2020, Mr. Craig served as Chief Executive Officer and Chief Financial Officer of Tarantin Industries, Inc., a family owned industrial distributor based in Freehold, NJ with operations in the eastern third of the U.S.

Significant Employees

Mark Iskin is the Director of Purchasing, a position he has held since September 2000. On April 14, 2011, the Board of Directors appointed Mark to the position of Vice-President – Operations. Prior to joining the Company, Mr. Iskin worked as a materials and purchasing specialist in manufacturing and distribution companies. In his last position with an industrial distributor, Mr. Iskin was responsible for purchasing and managing vendors for the cutting tool section of the catalog. In addition, he participated in setting up and developing the Company’s forecasting and planning software related to that department’s procedures.

Robert Romeo serves as Vice President of Engineering for IEH, a position he has held since October 2005. Robert has corporate responsibility for engineering products and driving product enhancements to satisfy the demanding application requirements of IEH customers. In addition, Robert is tasked with engineering new product developments in the IEH connector offerings to broaden the market base of potential customers. These new connectors will introduce the traditional IEH quality and value to industries that specify exceptional reliability and performance in electrical and electronic equipment. Before joining IEH, Robert worked for more than 20 years in positions of increasing responsibility for major national manufacturers of electrical and electronic goods for residential, industrial, government and OEM markets.

Sherif Mahdi joined IEH in October, 2014 as Director of Quality. Sherif has 22 years of progressive professional experience in total quality management/operations and engineering management, most notably, with a multinational manufacturing organization and distribution client. He has managed accounts in the aviation, space, government, commercial, medical, telecommunication, retail, construction, and automotive industries.  His expertise encompasses development, implementation and auditing of quality systems such as ISO9001, AS9100/AS9120, ISO13485, QS9000, TE Supplement, ISO20000, ISO14000, TS16949 and design for Six Sigma, Lean Six Sigma Black Belt directives impacting the lifecycle of plant and corporate operations including affiliated business and developmental concerns. His background is strengthened by significant experience as an industrial engineer. Sherif holds a Master of Science Degree in Engineering Management and a Master of Business Administration Degree.

Alexa Maldonado is the Director of Human Resources for IEH, a position she has held since July, 2018. Alexa has responsibility for policy implementation, handling employee relations, health and welfare benefit, administration, staffing and compliance training, payroll and supervisory training. She became employed by the Company on a full-time basis in March 2016. Prior to joining IEH, she worked for The New York Stock Exchange for 10 years in various human resources capacities and responsibilities including as a Human Resources Generalist, Benefits Administration and Staffing Coordinator.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors and officers and persons who own, directly or indirectly, more than 10% of a registered class of IEH’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of IEH.

Delinquent Section 16(a) Reports

Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that all reporting requirements for fiscal year ended March 31, 2020 were complied with by each person who at any time during the fiscal year ended March 31, 2020 was a director or an executive officer or held by a person owning more than 10% of our common stock, except for the following:

Mr. Offerman filed (i) a late Form 3 on November 3, 2020 that was originally due on April 5, 2017; (ii) a late Form 4 on November 4, 2020 that was originally due on March 22, 2018 with respect to a gift of 1,000 shares to him; (iii) a late Form 4 on November 4, 2020 that was originally due on March 6, 2019 with respect to a gift of 900 shares to him; (iv) a late Form 4 on November 4, 2020 that was originally due on July 26, 2019 with respect to a grant of 225,000 options to him; (v) a late Form 4 on November 4, 2020 that was originally due on September 23, 2019 with respect to the exercise of 3,783 options by him and the cashless exchange of 1,000 shares to pay for such option exercise; and (vi) a late Form 4 on November 4, 2020 that was originally due on January 19, 2020 with respect to a gift of 665 shares to him;

Gail Offerman filed (i) a late Form 3 on November 3, 2020 that was originally due on September 21, 2019; (ii) a late Form 4 on November 16, 2020 with respect to 901,991 shares that were inherited from her late husband, Michael Offerman, Chief Executive Officer of the Company; and (iii) a late Form 4 on November 16, 2020 that was originally due on January 19, 2020 with respect to a gift of 665 shares to Dave Offerman

William H. Craig filed (i) a late Form 3 on November 3, 2020 that was originally due on October 11, 2020; and (ii) a late Form 4 on November 4, 2020 that was originally due on October 11, 2020 to report a grant of 50,000 stock options to him.

Director Independence; Meetings of Directors; Corporate Governance; Committees of the Board

Our Board of Directors currently consists of six (6) individuals. We believe that five (5) of our directors, Allen Gottlieb, Gerald Chafetz, Eric C. Hugel, Sonia Marciano and Michael E. Rosenfield would both qualify as “independent directors” within the meaning of the term as applied by the Nasdaq Stock Market Rule 4200(a)(15). Our shares of Common Stock are not listed on the Nasdaq Stock Market.

During the fiscal year ended March 31, 2020, the Board of Directors held one (1) meeting by telephone conference call. All Directors participated in such meeting of the Board.

During the fiscal year ended March 31, 2020, the Chief Executive Officer and the Chief Financial

Officer made an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures. They concluded that our disclosure controls and procedures were not effective during the period covered by the fiscal year ended March 31, 2020. In response to such determination, management immediately undertook steps to correct the deficiencies in our internal controls over financial reporting. They recommended to the Board of Directors, and the Board approved that the following mitigation steps be taken and implemented:

☐	hiring and/or engagement of additional qualified resources;
☐	the implementation of new controls designed to enhance the monthly and quarterly financial close processes to ensure the proper disclosures;
☐	the implementation of additional review and monitoring of transactions to ensure compliance with the new policies and procedures;
☐	the training of personnel responsible for preparation and review of financial information; and
☐

on August 27, 2020, the Company hired a qualified financial executive to step into the

Principal Financial Officer role upon the retirement of the incumbent Principal Financial

Officer immediately upon the filing of this Annual Report.

For the fiscal year ended March 31, 2020, a general description of the duties of the committees were as follows:

Audit Committee. Our Audit Committee will act to: (i) review with management the finances, financial condition and interim financial statements of the Company; (ii) review with our independent registered public accounting firm the year-end financial statements; (iii) review implementation with the independent registered public accounting firm and management of any action recommended by the independent registered public accounting firm; and (iv) retain and terminate our independent registered public accounting firm. Mr. Hugel, the Chair of the Audit Committee was also designated as our Audit Committee Financial Expert. During the fiscal year ending March 31, 2020, all of the members of our Audit Committee were “independent” within the definition of that term as provided by the OTCQX Marketplace Rules. During the fiscal year ended March 31, 2020, the Audit Committee held eight (8) meetings. The current members of the Audit Committee are Mr. Hugel (Chair), Mr. Gottlieb and Mr. Rosenfeld.

Compensation Committee. The Compensation Committee will act to: (i) review, approve and administer compensation arrangements for our executive officers; (ii) administer our equity-based compensation plans, (iii) establish and review general policies relating to the compensation and benefits of our executive officers and other personnel, (iv) evaluate the relationship between executive officer compensation policies and practices and corporate risk management to confirm those policies and practices do not incentivize excessive risk-taking, and (iv) evaluate and makes recommendations to our Board of Directors regarding the compensation of our non-employee directors. During the fiscal year ended March 31, 2020, the Compensation Committee held three (3) meetings. The current members of the Audit Committee are Mr. Chafatz (Chair), Dr. Marciano and Mr. Rosenfeld.

The Board did not adopt any modifications to the procedures by which security holders may recommend nominees to its Board of Directors.

Director Compensation

Non-executive directors will be compensated as follows:

●	the annual director fee for our non-executive directors will be $5,000, payable quarterly;

●	each director will receive an annual fee of $5,000 for service on each committee, payable quarterly; and

●	the chairman of each committee will receive an additional annual fee of $2,500, payable quarterly

Nominations to the Board of Directors

Given the small size of our operations, we do not have a separate Nominating Committee of our Board of Directors. As a result, our Board acts as a whole with respect to the consideration of additional candidates for service on the Board. The Board considers candidates for election to our Board of Directors, whether recommended by security holders or otherwise, in accordance with the following criteria, applicable to all candidates:

•	Nominees shall have a reputation for integrity, honesty and adherence to high ethical standards;
•	Nominees should have demonstrated business acumen, experience and the ability to exercise sound judgment in matters that relate to current and long-term objectives of IEH and should be willing and able to contribute positively to our decision-making process;

•	Nominees should have a commitment to understand IEH and its industries and to regularly attend and participate in meetings of the Board and its committees;
•	Nominees should have the interest and ability to understand that sometimes conflicting interests of the various constituencies of IEH, which include shareholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all shareholders;
•	Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees’ ability to represent the interests of all of IEH shareholders and to fulfill the responsibilities of a director; and
•	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability or any other basis proscribed by applicable law.

The renomination of existing directors is not viewed as automatic, but is based on continuing qualification under the criteria set forth above. In addition, the Board considers the existing directors’ performance on the Board and any committee thereof. The Board also considers the backgrounds and qualifications of the directors considered as a group and our ability to attract other persons to serve in light of our industry, financial condition and financial resources. The Board desires to ensure that the Board, when taken as a whole, should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities. The three persons standing for election at the Annual Meeting are being renominated by the Company.

Procedure to be Followed by Shareholders in Submitting Director Candidate Recommendations

Any shareholder who desires the Board to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman of the Board of Directors, at 140 58th Street Building B, Suite 8E, Brooklyn, New York 11220, not later than: (i) with respect to an election to be held at an Annual Meeting of Shareholders, 120 days prior to the anniversary date of the immediately preceding Annual Meeting; and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the 10th day following the date on which notice of such meeting is first given to shareholders. Each written recommendation should set forth: (a) the name and address of the shareholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of IEH if nominated and elected; (c) description of how the person(s) satisfy the general criteria for consideration as a candidate referred to above; and (d) a biography or similar information regarding the person being nominated as would satisfy the information requirements required under the rules and regulations of the SEC for inclusion in a proxy statement.

Communications with the Board of Directors

Any shareholder who wishes to communicate with the Board of Directors should send a written letter to the Corporate Secretary of the Company, at the Company’s principal address. Letters may be directed to the Board as a whole or to individual members.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE THREE (3) NOMINEES FOR CLASS I DIRECTORS AS DESCRIBED IN THIS PROPOSAL 1.

PROPOSAL 2

SAY ON PAY - ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our shareholders.

The “Executive Compensation and Related Information” section of this proxy statement describes in detail our executive compensation programs and the decisions made by the Board of Directors with respect to the fiscal year ended March 31, 2020. As we describe in this section of the proxy statement, our executive compensation program incorporates a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our shareholders. The Board believes this link between compensation and the achievement of our near- and long-term business goals will help drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

Our Board of Directors is asking shareholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation and Related Information,” the compensation tables and accompanying narrative disclosure, and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by the Company or the Board of Directors, create or imply any change to the fiduciary duties of the Company or the Board of Directors, or create or imply any additional fiduciary duties for the Company or the Board of Directors. However, our Board of Directors values the opinions expressed by our shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required and Board Recommendation

On this non-binding matter, the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve this Proposal 2. THE BOARD OF DIRECTORS BELIEVES THAT VOTING FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, AND RECOMMENDS A VOTE FOR THIS PROPOSAL 2.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Marcum LLP has been appointed by the Board of Directors of the Company as our independent registered public accounting firm for the fiscal year March 31, 2021. The Board of Directors has further directed that management submit the selection of Marcum LLP as our independent registered public accountants for ratification by the shareholders at the Annual Meeting. Shareholder ratification of the selection of Marcum LLP as our independent registered public accounting firm, is not required by our bylaws, New York corporate law or otherwise. The Board of Directors has elected to seek such ratification as a matter of good corporate practice. Should the shareholders fail to ratify the selection of Marcum LLP as our independent registered public accounting firm, the Board of Directors will reconsider whether to retain that firm for the fiscal year ending March 31, 2021. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if they determine that such a change would be in the best interests of our shareholders and the Company. Representatives of Marcum LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services During the Fiscal Years Ended March 31, 2020 and March 29, 2019

During the fiscal years ended March 31, 2020 and March 29, 2019, respectively, the total fees billed for professional audit, non-audit services and other services rendered by our independent registered public accounting firm were as follows:

Audit Fees. During the fiscal years ended March 31, 2020 and March 29, 2019, respectively, IEH paid an aggregate of $252,000 and $132,000, respectively, to Marcum LLP and Manuel Reina CPA for fees related to the audit of its financial statements.

Audit Related Fees. During the fiscal years ended March 31, 2020 and March 29, 2098, respectively, no fees were paid to Marcum LLP or Manuel Reina CPA with respect to financial systems design or implementation.

Tax Fees. During the fiscal years ended March 31, 2020 and March 29, 2019, the Company paid to Jerome Rosenberg, CPA, P.C. the sum of $0 and $6,000, respectively, for tax compliance and representation, tax advice and tax planning services.

All Other Fees. During the fiscal years ended March 31, 2020 and March 29, 2019, respectively, IEH did not pay any other fees for services to its auditors.

The Board of Directors has determined that the services provided by Marcum LLP and Manuel Reina CPA. and the fees paid to them for such services during the fiscal year ended March 31, 2020 and March 29, 2019 have not compromised the independence of such auditing firms.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required for the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING MARCH 31, 2021 AS DESCRIBED IN THIS PROPOSAL 3.

PROPOSAL 4

ADOPTION OF THE 2020 EQUITY BASED COMPENSATION PLAN PROPOSAL

The Board of Directors is asking shareholders to adopt the proposed IEH Corporation’s 2020 Equity Based Compensation 2020 Plan (“2020 Plan”). The following summary of the 2020 Plan is qualified in its entirety by the complete text of the 2020 Plan contained in Annex A.

Explanation

Effective November 18, 2020, the Board of Directors approved the 2020 Plan for submission to the shareholders at the Annual Meeting. The Board of Directors is seeking to reserve 750,000 shares of Common Stock or issuance pursuant to the 2020 Plan. Equity compensation is an important component of our future executive, employee and director compensation programs. We believe it aligns employee, management and director compensation with stockholder interests and motivates participants to achieve long-range goals. Stockholder approval of the 2020 Plan would permit shares of Common Stock to be awarded as employee incentive compensation, allowing the Board of Directors to attract and retain key employees, provide them competitive compensation, adapt to evolving compensation practices and account for IEH’s growth. Upon stockholder approval, awards to participants will be made pursuant to the 2020 Plan. We are seeking stockholder approval to make shares of Common Stock available for future grants under the 2020 Plan as described below.

The current 2011 Equity Incentive Plan is scheduled to expire on August 31, 2021. The Compensation Committee of the Board of Directors may continue to grant options under such Plan until its expiration date. There are currently 152,500 shares available for grant under the 2011 Equity Incentive Plan.

Purpose of the 2020 Plan

As described more generally above, the purpose of the 2020 Plan is to:

•	attract and retain persons eligible to participate in the 2020 Plan;
•	motivate eligible individuals to whom awards under the 2020 Plan will be granted, who we refer to as the “Participants,” by means of appropriate incentives, to achieve long-range goals;
•	provide incentive compensation opportunities that are competitive with those of other similar companies; and
•	further align Participants’ interests with those of our other shareholders through compensation that is based on shares of Common Stock.

The 2020 Plan promotes the long-term financial interest of our company and its subsidiaries, including the growth in value of our company’s equity and enhancement of long-term stockholder return.

We use equity-based compensation granted under our long-term incentive plans as a key element of our executives’ compensation packages, and each year we disclose the prior year grants to and other compensation of our named executive officers in our proxy statement. We believe the 2020 Plan assists with linking executives’ overall compensation opportunities to the enhancement of long-term stockholder return.

The 2020 Plan provides for the grant of non-qualified and incentive stock options, full value awards, and cash incentive awards. The flexibility inherent in the plan permits the Board of Directors to change the type, terms and conditions of awards as circumstances may change. We believe that this flexibility and the resulting ability to more affirmatively adjust the nature and amounts of executive compensation are particularly important for our industry and to a global company such as ours, given the volatility of the public markets and reactions to economic and world events. Equity compensation, which aligns the interests of executives and our shareholders, is an important tool for the Board of Directors.

General Terms of the 2020 Plan

The 2020 Plan will be administered by the Compensation Committee of the Board of Directors (the “Compensation Committee”), unless otherwise provided by the Board of Directors. The Compensation Committee selects the Participants, the time or times of receipt of awards, the types of awards to be granted and the applicable terms, conditions, performance targets, restrictions and other provisions of such awards, to cancel or suspend awards, and to accelerate the exercisability or vesting of any award under circumstances designated by it. The Compensation Committee may delegate all or any portion of its responsibilities or powers under the 2020 Plan to persons selected by it. If the Compensation Committee does not exist or for any other reason determined by the Board of Directors, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board of Directors may take any action under the 2020 Plan that would otherwise be the responsibility of the Compensation Committee.

If an award of common stock is settled in cash, the total number of shares with respect to which such payment is made shall not be considered to have been delivered. However, (i) if shares covered by an award are used to satisfy the applicable tax withholding obligation, the number of shares held back by IEH to satisfy such withholding obligation shall be considered to have been delivered; (ii) if the exercise price of any option granted under the 2020 Plan is satisfied by tendering shares of Common Stock to us (including shares of Common Stock that would otherwise be distributable upon the exercise of the option), the number of shares of Common Stock tendered to satisfy such exercise price shall be considered to have been delivered; and (iii) if we repurchase shares of Common Stock with proceeds received from the exercise of an option issued under the 2020 Plan, the total number of shares repurchased shall be deemed delivered.

Notwithstanding the minimum vesting limitations described below with respect to options and full value awards, the Compensation Committee may grant options and full value awards that are not subject to such minimum vesting provisions. The total aggregate number of shares of Common Stock subject to options and full value awards granted pursuant to the 2020 Plan that are not subject to such minimum vesting limitations may not exceed five (5%) percent of the limit of the total number of shares of Common Stock that may be delivered under the 2020 Plan.

The shares of Common Stock with respect to which awards may be made under the 2020 Plan shall be:

•	shares currently authorized but unissued;
•	to the extent permitted by applicable law, currently held or acquired by IEH as treasury shares, including shares purchased in the open market or in private transactions; or
•	shares purchased in the open market by a direct or indirect wholly-owned subsidiary of IEH, and we may contribute to the subsidiary an amount sufficient to accomplish the purchase of the shares to be so acquired.

At the discretion of the Compensation Committee, an award under the 2020 Plan may be settled in cash, shares of Common Stock, the granting of awards, or a combination thereof; provided, however, that if a cash incentive award is settled in shares of Common Stock, it must satisfy the minimum vesting requirements related to full value awards.

The Compensation Committee may use shares of Common Stock available under the 2020 Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of our company or a subsidiary, including the plans and arrangements of our company or a subsidiary assumed in business combinations.

In the event of a corporate transaction involving IEH (including, without limitation, any share dividend, share split, extraordinary cash dividend, recapitalization, reorganization, merger, amalgamation, consolidation, share exchange, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares), the Compensation Committee shall adjust outstanding awards to preserve the benefits or potential benefits of the awards. Action by the Compensation Committee may include:

•	adjustment of the number and kind of shares which may be delivered under the 2020 Plan;
•	adjustment of the number and kind of shares subject to outstanding awards;
•	adjustment of the exercise price of outstanding options; and
•	any other adjustments that the Compensation Committee determines to be equitable, which may include, without limitation:
•	replacement of awards with other awards which the Compensation Committee determines have comparable value and which are based on stock of a company resulting from the transaction; and
•	cancellation of the award in return for cash payment of the current value of the award, determined as though the award is fully vested at the time of payment, provided that in the case of an option, the amount of such payment will be the excess of value of the shares of Common Stock subject to the option at the time of the transaction over the exercise price.

Except as otherwise provided by the Compensation Committee, awards under the 2020 Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

Eligibility

All employees and directors of, and advisors and consultants and other persons providing services to, IEH or any of its subsidiaries (or any parent or other related company, as determined by the Compensation Committee) are eligible to become Participants in the 2020 Plan, except that non-employees may not be granted incentive stock options.

Options

The Compensation Committee may grant an incentive stock option or non-qualified stock option to purchase shares of Common Stock at an exercise price determined by the Compensation Committee. Each option shall be designated as an incentive stock option, a tax-qualified option or non-qualified stock option when granted. An incentive stock option is a stock option intended to satisfy additional requirements required by federal tax rules in the United States as specified in the 2020 Plan (and any incentive stock option granted that does not satisfy such requirements shall be treated as a non-qualified stock option).

Except as described below, the exercise price for an option shall not be less than the fair market value of a IEH Share at the time the option is granted; provided, that the exercise price of an incentive stock option granted to any employee who owns more than 10 percent of the voting power of all classes of stock in our company or a subsidiary shall not be less than 110 percent of the fair market value of a IEH Share at the time of grant. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to IEH as consideration for the grant of a replacement option with a lower exercise price, except as approved by our shareholders or as adjusted for corporate transactions described above.

No option shall be surrendered to IEH in consideration for a cash payment or grant of any other award if at the time of such surrender the exercise price of such option is greater than the then current fair market value of a share of Common Stock, except as approved by our shareholders. In addition, the Compensation Committee may grant options with an exercise price less than the fair market value of the shares of Common Stock at the time of grant in replacement for awards under other plans assumed in connection with business combinations if the Compensation Committee determines that doing so is appropriate to preserve the benefit of the awards being replaced. No dividend equivalents may be granted under the 2020 Plan with respect to any option.

The option shall be exercisable in accordance with the terms established by the Compensation Committee, but in no event shall an option become exercisable or vested prior to the earlier of (i) the first anniversary of the date of grant or (ii) the date on which the Participant’s termination occurs by reason of death or disability. In the event of the Participant’s termination occurs for any reason other than death, disability, retirement, or involuntary termination without cause, any unvested options will be forfeited. In the event the Participant’s termination occurs due to death, disability, retirement or involuntary termination without cause, any unvested options shall be exercisable only as determined by the Compensation Committee in its sole discretion.

The full purchase price of each IEH Share purchased upon the exercise of any option shall be paid at the time of exercise of an option. Except as otherwise determined by the Compensation Committee, the purchase price of an option shall be payable in cash, by promissory note, or by shares of Common Stock (valued at fair market value as of the day of exercise), including shares of stock otherwise distributable on the exercise of the option, or a combination thereof. If the shares remain publicly traded, the Compensation Committee may permit a Participant to pay the exercise price by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares of Common Stock) acquired upon exercise of the option and remit to IEH a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Compensation Committee, in its discretion, may impose such conditions, restrictions, and contingencies on shares of Common Stock acquired pursuant to the exercise of an option as the Compensation Committee determines to be desirable. In no event will an option expire more than ten years after the grant date; provided, that an incentive stock option granted to any employee who owns more than 10 percent of the voting power of all classes of stock in IEH or a subsidiary shall not be more than 5 years.

The option will expire on the earliest to occur of (i) the last day of the term of the option as described in the award agreement; (ii) if the Participant’s termination occurs by reason of death, disability, retirement or an involuntary termination without cause, the one-year anniversary of such termination date; or (iii) if the Participant’s termination occurs for any reason other than those listed in clause (ii), the Participant’s termination date.

Full Value Awards

The following types of “full value awards” may be granted, as determined by the Compensation Committee:

•	the Compensation Committee may grant awards in return for previously performed services or in return for the Participant surrendering other compensation that may be due;
•	the Compensation Committee may grant awards that are contingent on the achievement of performance or other objectives during a specified period; and

•	the Compensation Committee may grant awards subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives.

Any such awards shall be subject to such conditions, restrictions and contingencies as the Compensation Committee determines. If the right to become vested in a full value award is conditioned on the completion of a specified period of service with IEH or its subsidiaries, without achievement of performance targets or other performance objectives being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service shall not end prior to the first anniversary of the date of grant. If the right to become vested in a full value award is conditioned on the achievement of performance targets or performance objectives, and without it being granted in lieu of other compensation, then the required performance period shall not end prior to the first anniversary of the date of grant. In the event the Participant’s termination occurs due to death, disability or involuntary termination without cause, any unvested full value awards shall become vested only as determined by the Compensation Committee in its sole discretion.

Dividends or dividend equivalents settled in cash or shares of Common Stock may be granted to a Participant in relation to a full value award with payments made either currently or credited to an account. No dividend or dividend equivalents granted in relation to a full value award that is subject to vesting shall be settled prior to the date such full value award (or applicable portion thereof) becomes vested and is settled.

Stock Appreciation Rights. The Compensation Committee is authorized to grant stock appreciation rights (“SARs”) in conjunction with a stock option or other award granted under the 2020 Plan, and to grant SARs separately. The grant price of a SAR may not be less than 100% of the fair market value of a share of our Common Stock on the date the SAR is granted. The term of an SAR may be no more than 10 years from the date of grant. SARs are subject to terms and conditions set by the Compensation Committee. Upon exercise of an SAR, the Participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price.

Restricted Stock Awards. Restricted stock awards may be issued either alone or in addition to other awards granted under the 2020 Plan, and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Compensation Committee determines the terms and conditions of restricted stock awards, including the number of shares of Common Stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a shareholder from the date of grant of the award, including the right to vote the shares of Common Stock and the right to receive distributions on the shares. Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Restricted Stock Unit Awards.

Awards of restricted stock units having a value equal to an identical number of shares of Common Stock may be granted either alone or in addition to other awards granted under the 2020 Plan, and are also available as a form of payment of performance awards granted under the 2020 Plan and other earned cash-based incentive compensation. The Compensation Committee determines the terms and conditions of restricted stock units, including conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award. Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Other Share-Based Awards.

The 2020 Plan also provides for the award of shares of our Common Stock and other awards that are valued by reference to our Common Stock or other property (“Other Share-Based Awards”). Other Share-Based Awards may be paid in cash, shares of our Common Stock or other property, or a combination thereof, as determined by the Compensation Committee. The Compensation Committee determines the terms and conditions of Other Share-Based Awards, including any conditions for vesting that must be satisfied.

Performance Awards.

Performance awards provide participants with the opportunity to receive shares of our Common Stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Compensation Committee. Subject to the share limit and maximum dollar value set forth above under “Limits on Awards to Participants,” the Compensation Committee has the discretion to determine (i) the number of shares of Common Stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals. At the Compensation Committee’s discretion, performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards may be based on the attainment of specified levels of one or more of the following criteria: (a) earnings per share; (b) operating income (before or after taxes); (c) net income (before or after taxes); (d) net sales; (e) cash flow; (f) gross profit; (g) gross profit return on investment; (h) gross margin return on investment; (i) gross margin; (j) working capital; (k) earnings before interest and taxes; (l) earnings before interest, tax, depreciation and amortization; (m) return on equity; (n) return on assets; (o) return on capital; (p) return on invested capital; (q) net revenues; (r) gross revenues; (s) revenue growth or product revenue growth; (t) total shareholder return; (u) appreciation in and/or maintenance of the company’s market capitalization; (v) cash flow or cash flow per share (before or after dividends); (w) economic value added; (x) the fair market value of the shares of the company’s Common Stock; (y) the growth in the value of an investment in the company’s Common Stock assuming the reinvestment of dividends; (z) reduction in expenses or improvement in or attainment of expense levels or working capital levels; (aa) financing and other capital raising transactions; (bb) debt reductions; (cc) regulatory achievements (including submitting or filing applications or other documents with regulatory authorities, having any such applications or other documents accepted for review by the applicable regulatory authority or receiving approval of any such applications or other documents); or (dd) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property). The performance goals may be based solely by reference to IEH’s performance or the performance of one or more of its subsidiaries, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Compensation Committee may also exclude under the terms of the performance awards the impact of an event or occurrence which the Compensation Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to our operations or not within the reasonable control of our management, or (iii) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles

Change in Control

A Change in Control shall have such effect on an award as is provided in the applicable award agreement, or, to the extent not prohibited by the 2020 Plan or the applicable award agreement, as provided by the Compensation Committee. In the event of a Change in Control, the Compensation Committee may cancel any outstanding awards in return for cash payment of the current value of the award, determined with the award fully vested at the time of payment, provided that in the case of an option, the amount of such payment will be the excess of value of the shares of Common Stock subject to the option at the time of the transaction over the exercise price (and the option will be cancelled with no payment if the value of the shares at the time of the transaction are equal to or less than the exercise price).

For the purposes of the 2020 Plan, a “change in control” is generally deemed to occur when:

•	any person becomes the beneficial owner of 50 percent or more of IEH’s voting stock;
•	the consummation of a reorganization, merger, consolidation, acquisition, share exchange or other corporate transaction involving our company where, immediately after the transaction, the IEH shareholders immediately prior to the combination hold, directly or indirectly, 50 percent or less of the voting stock of the combined company;
•	the consummation of any plan of liquidation or dissolution providing for the distribution of all or substantially all of the assets of IEH and its subsidiaries or the consummation of a sale of substantially all of the assets of IEH and its subsidiaries; or
•	at any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors, who we refer to as Incumbent Directors, cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by IEH’s shareholders, of each new director was approved by a vote of at least two-thirds of the Incumbent Directors.

Amendment and Termination

The Board of Directors may amend or terminate the 2020 Plan at any time, and the Board of Directors or the Committee may amend any award granted under the 2020 Plan, but no amendment or termination may adversely affect the rights of any Participant without the Participant’s written consent. The Board of Directors may not amend the provision of the 2020 Plan related to re-pricing without approval of shareholders or make any material amendments to the 2020 Plan without stockholder approval. The 2020 Plan will remain in effect as long as any awards under the 2020 Plan remain outstanding, but no new awards may be granted after the tenth anniversary of the date on which the shareholders approve the 2020 Plan.

United States Income Tax Considerations

The following is a brief description of the U.S. federal income tax treatment that will generally apply to awards under the 2020 Plan based on current U.S. income taxation with respect to Participants who are subject to U.S. income tax. Participants subject to taxation in other countries should consult their tax.

Non-Qualified Options.

The grant of a non-qualified option will not result in taxable income to the Participant. Except as described below, the Participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock acquired over the exercise price for those shares. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares of Common Stock equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options.

The grant of an incentive stock option will not result in taxable income to the Participant. The exercise of an incentive stock option will not result in taxable income to the Participant provided that the Participant was, without a break in service, an employee of IEH or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the Participant is “disabled,” as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares of Common Stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the Participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the Participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the Participant will have a basis in those shares equal to the fair market value of the shares of Common Stock at the time of exercise.

If the Participant does not sell or otherwise dispose of the shares of Common Stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of such shares of Common Stock to the Participant, then, upon disposition of such shares of Common Stock, any amount realized in excess of the exercise price will be taxed to the Participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the above holding period requirements are not met, the Participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the Participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Full Value Awards.

A Participant who has been granted a full value award will not realize taxable income at the time of grant, provided that the shares of Common Stock subject to the award are not delivered at the time of grant, or if the shares of Common Stock are delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares of Common Stock subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the Participant.

Withholding of Taxes.

IEH may withhold amounts from Participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, Participants may satisfy withholding requirements through cash payment, by having shares of Common Stock withheld from awards or by tendering previously owned shares of Common Stock to IEH to satisfy tax withholding requirements. The shares of Common Stock withheld from awards may be used to satisfy not more than the maximum individual tax rate for the Participant in the applicable jurisdiction for such Participant (based on the applicable rates of the relevant tax authorities, including the Participant’s share of payroll or similar taxes, as provided in tax law, regulations, or the authority’s administrative practices, not to exceed the highest statutory rate in that jurisdiction, even if that rate exceeds the highest rate that may be applicable to the specific Participant).

Change In Control.

Any acceleration of the vesting or payment of awards under the 2020 Plan in the event of a change in control in IEH may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the Participant to a 20 percent excise tax and preclude deduction by a subsidiary.

ERISA.

The 2020 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended and is not intended to be qualified under Section 401 of the Internal Revenue Code.

Tax Advice

The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2020 Plan. A Participant may also be subject to state and local taxes in connection with the grant of awards under the 2020 Plan. In addition, a number of Participants reside outside the U.S. and are subject to taxation in other countries. The actual tax implications for any Participant will depend on the legislation in the relevant tax jurisdiction for that Participant and their personal circumstances.

What Happens If Shareholders Do Not Approve This Proposal?

In the event this proposal is not approved by shareholders, IEH will not have the ability to grant equity compensation as a component of our executive, employee and director compensation programs.

Required Vote

Adoption of the 2020 Equity Based Compensation Plan Proposal requires the affirmative vote of the holders of a majority of shares of Common Stock represented by proxy at the 2020 Annual Meeting of IEH shareholders and entitled to vote thereon.

New Plan Benefits

Because benefits under the 2020 Plan will depend on the Compensation Committee’s actions and the fair market value of shares of Common Stock on future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the 2020 Plan is approved by IEH shareholders.

Board of Directors’ Recommendation

The Board of Directors recommends a vote “FOR” adoption of the 2020 Equity Based Compensation Plan .

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required for the adoption of the 2020 Equity Based Compensation Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE 2020 EQUITY BASED COMPENSATION PLAN AS DESCRIBED IN THIS PROPOSAL 4.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Compensation

The following table sets forth below the summary compensation paid or accrued by the Company during the fiscal years ended March 31, 2020, March 29, 2019 and March 30, 2018 for the Company’s Chief Executive Officer and Chief Financial Officer:

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Total
Dave Offerman, Chief Executive Officer, President	March 31, 2020 March 29, 2019 March 30, 2018	394,992 305,192 $ 346,533	$ 65,000 83,947 $ 45,000	$ 2,274,858 0 $ 0	2,734,850 389,139 $ 391,533
Robert Knoth, Chief Financial Officer*	March 31, 2020 March 29, 2019 March 30, 2018	221,998 198,153 181,122	$ 40,000 40,100 $ 40,000	$ 0 0 $ 0	261,998 238,253 $ 221,222

* Mr. Knoth retired as Chief Financial Officer effective October 9, 2020.

Employment Agreements with Named Executive Officers

The following are summaries of the agreements with our named executive officers. The agreements provide the general framework and the specific terms for the compensation of the named executive officers.

Dave Offerman

On July 29, 2019, the Company entered into an employment agreement with Dave Offerman, its President and Chief Executive Officer. The employment agreement with Mr. Offerman is effective as of July 29, 2019 and will expire on December 31, 2024. Mr. Offerman serves as the Chief Executive Officer and President of the Company and as a member of its board of directors. Under the employment agreement, Mr. Offerman will receive a base salary of $395,000 per annum and be eligible to receive an annual bonus of up to 100% of base salary for each fiscal year of employment based on performance targets and other key objectives established by the Committee.

His employment agreement also contemplated that he would be eligible to receive additional option grants to the Company’s 2011 Equity Incentive Plan as follows: 225,000 additional options to purchase 225,000 shares of the Company’s common stock at an exercise price of $20.00 per common share for the fiscal year ended March 29, 2019, provided that one-third (75,000 shares) shall vest immediately, 75,000 shares will vest on July 29, 2020, and 75,000 shares will vest on July 29, 2021.

During the term of the employment agreement, he shall also be eligible to receive equity or performance awards pursuant to any long-term incentive compensation plan adopted by the Committee or the board of directors.

Robert Knoth

On September 1, 2009, the Company entered into an agreement with Robert Knoth, its Chief Financial Officer, providing for certain retirement benefits to be payable to him after termination of such officer’s active service of employment with the Company. Such agreement provides that Mr. Knoth’s employment with the Company shall be divided into an “active period” and a “retirement period”. The active period shall mean the period of time until the officer attains the age of 70 years, or further period of employment beyond such date if extended by mutual agreement of the officer and the Company. The retirement period shall mean the period beginning with the officer attaining the age of 70 years and continuing until 10 years thereafter unless the officer’s employment has been previously terminated or extended by the mutual agreement of the officer and the Company. The retirement period shall take effect only on termination of the active period. Pursuant to Mr. Knoth’s agreement, he will be entitled to receive $12,000 per annum and aggregate payments during the retirement period not to exceed $120,000. During the fiscal year ended March 29, 2019, Mr. Knoth and the Board of Directors mutually agreed to extend Mr. Knoth’s employment agreement for an additional year.

On September 1, 2017, the Company and Mr. Knoth executed an Amended and Restated Employment Agreement amending certain terms of the 2009 Employment Agreement including increasing the per annum payment to him to $25,000, payable in monthly installments of $2,083.33. While the retirement payments would be payable for up to 10 years, the aggregate payments during the retirement period were increased to a maximum not exceed $250,000. In addition, during the active period, the Company shall provide Mr. Knoth (a) group healthcare and insurance benefits as generally made available to the Company’s senior management; and (b) such other insurance benefits obtained by the Company and generally made available to the Company’s senior management. Also, during the first five (5) years of the retirement period, the Company shall provide Mr. Knoth with group health insurance benefits as generally made available to the Company’s senior management. Upon expiration of such five (5) year period, Mr. Knoth shall be entitled to all applicable COBRA benefits.

On October 9, 2020, the Compensation Committee approved an amendment to Mr. Knoth’s 2015 Option Agreement extending the expiration date on his unexercised options (45,000 shares) to July 1, 2025.

Mr. Knoth retired as Chief Financial Officer of the Company effective as of the close of business on October 8, 2020.

Stock Option Plan

On August 31, 2011, the Company’s shareholders approved the adoption of the Company’s 2011 Employees Stock Option Plan (“2011 Plan”) to provide for the grant of options to purchase up to 750,000 shares of the Company’s Common Stock to all employees, including senior management. The plan terminates on August 30, 2021 and as of March 31, 2020, the Company had issued 597,500 options or awards: Options granted to employees under the 2011 Plan may be designated as options which qualify for incentive stock option treatment under Section 422A of the Internal Revenue Code, or option which do not so qualify (non-qualified stock options). All options granted were non-qualified stock options.

Under the 2011 Plan, the exercise price of an option designated as an incentive stock option shall not be less than the fair market value of the Company’s Common Stock on the day the option is granted. In the event an option designated as an incentive stock option is granted to a ten percent (10%) shareholder, such exercise price shall be at least 110 percent (110%) of the fair market value or the Company’s Common Stock and the option must not be exercisable after the expiration of ten years from the day of the grant.

Exercise prices of non-incentive stock options may be less than the fair market value of the Company’s Common Stock. The aggregate fair market value of shares subject to options granted to a participant, which are designated as incentive stock options, and which become exercisable in any calendar year, shall not exceed $100,000.

In the event of the termination of each recipient’s employment by, or association with, the Company (as applicable), the options will remain exercisable in accordance with the terms of the 2011 Plan.

The table below summarizes the option awards for the named executive officers and non-management directors:

Name	Stock Option Grants

Dave Offerman	271,217(1)
Robert Knoth	45,000
Allen Gottlieb	0
Gerald Chafetz	4,000
Sonia Marciano	5,000
Eric Hugel	5,000
Michael Rosenfeld	5,000

(1)	Includes unvested options for 75,000 shares of Common Stock which shall vest on July 29, 2021.

Cash Bonus Plan

In 1987, the Company adopted a cash bonus plan for executive officers (“Cash Bonus Plan”) for non-union, management and administration staff. Contributions to the Cash Bonus Plan are made by the Company only when the Company is profitable for the fiscal year. The Company has accrued a contribution provision for the fiscal years ended March 31, 2020 and March 29, 2019 of $324,000 and $324,000, respectively.

VOTING SECURITIES AND SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The securities entitled to vote at the Annual Meeting are IEH's Common Stock. The presence, in person or by proxy, of a majority of shares of Common Stock issued and outstanding entitled to vote will constitute a quorum for the Annual Meeting. Each share of Common Stock entitles its holder to one (1) vote on each matter submitted to shareholders. The close of business on Monday, November 16, 2020 has been fixed as the Record Date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At that date, 2,370,251 shares of Common Stock were issued and outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

The following table sets forth certain information as of Monday, November 16, 2020 with respect to: (i) the persons (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act), known by IEH to be the beneficial owner of more than five percent (5%) of any class of IEH's voting securities; (ii) each Executive Officer and Director who owns Common Stock in IEH; and (iii) all Executive Officers and Directors as a group. As of Monday, November 16, 2020, there were 2,370,251 shares of Common Stock issued and outstanding. Shares of Common Stock subject to options or warrants exercisable within 60 days from the date of this table are deemed to be outstanding and beneficially owned for purposed of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others. The figures stated below are based upon Schedules 13Ds, Schedule 13D/As, Schedule 13Gs, Schedule 13G/As, Form 3s and Form 4s filed with the Securities and Exchange Commission by the named persons.

Title of Class	Name and Address of Beneficial Owner	Amount of and Nature of Beneficial Ownership	Percentage of Class
Common Stock $.01 Par Value	Dave Offerman(1) c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	201,665	8%

	Robert Knoth(2) c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	52,195	2%

	Allen Gottlieb(3) c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	0	*

	Gerald E. Chafetz(3) c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	5,000	*

	Dr. Sonia Marciano(4) c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	5,000	*

	Eric C. Hugel(4) c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	5,000	*

	Michael E. Rosenfeld () c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	5,000	*

All Officers & Directors as a Group (7 in number) (1) (2) (3) (4) (6)		273,860	10%

5% Shareholders	Zeff Capital LP.(5) 1601 Broadway, 12th Floor New York, NY 10019	332,862	14%

	Gail Offerman c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	900,246	37%

__________________________

* Denotes ownership percentage of less than 1%.

All shares set forth above are owned directly by the named individual unless otherwise stated.

(1)	Includes vested options to purchase 196,217 shares of Common Stock but excludes unvested options to purchase 75,000 shares of Common Stock.
(2)	Includes vested options to purchase 45,000 shares of Common Stock.
(3)	Includes vested options to purchase 4,000 shares of Common Stock.
(4)	Includes vested options to purchase 5,000 shares of Common Stock
(5)	Includes vested options to purchase 5,000 shares of Common Stock
(6)	Based on a Schedule 13G dated January 3, 2020 filed by the reporting person.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Except as disclosed herein, we have not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning 5% or more of our Common Stock. For information concerning employment agreements with, and compensation of, our executive officers and directors, see the disclosure in the section of this proxy statement captioned “Executive Compensation and Related Information.”

Messrs. Gottlieb, Chafetz, Hugel, Rosenfeld and Dr. Marciano are deemed independent directors of the Company.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability or other proxy materials, as applicable, with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability or a copy of other proxy materials, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. A number of brokers with account holders who are our shareholders may be “householding” our proxy materials. This means that only one copy of the Notice of Internet Availability (or other proxy materials) may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice of Internet Availability or other proxy materials, as applicable, please notify your broker or the company. To contact us, direct your written request to Corporate Secretary, IEH Corporation., 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220 or call at (718) 492-4440. If you revoke your consent, we will promptly deliver to you a separate copy of the Notice of Internet Availability and, if applicable, our other proxy materials. Shareholders who currently receive multiple copies of the Notice of Internet Availability or other proxy materials, as applicable, at their addresses and would like to request “householding” of their communications should contact their brokers or our corporate secretary. Shareholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any shareholder upon written request to our Corporate Secretary at our principal executive offices.

SHAREHOLDER PROPOSALS

Eligibility to Submit a Proposal.  Under Rule 14a-8 promulgated under the Exchange Act, in order to be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1%, of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date you submit the proposal. You must continue to hold those securities through the date of the meeting.

Inclusion in Next Year’s Proxy Statement. A shareholder who desires to have his or her proposal included in next year’s proxy statement must deliver the proposal to our principal executive offices (at the address noted above) no later than the close of business on June 24, 2021.

Presentation at Meeting.  Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the month and day of mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the management proxy holders will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2020 Annual Meeting of Shareholders, if we are not provided notice of a stockholder proposal, which the Shareholder has not previously sought to include in our proxy statement, by September 8, 2020, the management proxy holders will be allowed to use their discretionary authority with respect to the voting of proxies.

ADDITIONAL INFORMATION

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM l0-K FOR THE FISCAL YEAR ENDED MARCH 31, 2020 FILED WITH THE SEC WILL BE FURNISHED WITHOUT EXHIBITS TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST SENT TO WILLIAM H. CRAIG, CORPORATE SECRETARY, IEH CORPORATION, 140 58TH STREET, BUILDING B, SUITE 8E, BROOKLYN, NEW YORK 11220. Each request must set forth a good faith representation that as of the Record Date, the person making the request was the beneficial owner of Common Stock of IEH entitled to vote at the 2020 Annual Meeting of Shareholders. We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy and information statements and other information with the SEC. Such reports, proxy and information statements and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. at prescribed rates. You can contact the SEC at 1-800-SEC-0330 for additional information about these facilities. The SEC maintains a web site that contains reports, proxy and information statements and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This web site can be accessed at http://www.sec.gov.

OTHER BUSINESS

As of the date of this proxy statement, the items discussed herein contain the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the Annual Meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

By Order of the Board of Directors

/s/ DAVE OFFERMAN
Dave Offerman
Chief Executive Officer

Dated: November 20, 2020

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY PROXY EITHER BY MAIL OR VIA TELEPHONE OR VIA THE INTERNET, IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS. IF YOU VOTE BY MAIL, MARK, SIGN AND DATE THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

ANNEX A

IEH CORPORATION

2020 EQUITY BASED COMPENSATION PLAN

SECTION 1. Establishment and Purpose.

(a)     Purpose.    The purpose of the 2020 Equity Based Compensation Plan (the “Plan”) is to promote the interests of IEH CORPORATION, a New York corporation (the “Corporation”), and its shareholders by providing eligible employees, directors and consultants with additional incentives to remain with the Corporation and its affiliated entities and subsidiaries, to increase their efforts to make the Corporation more successful, to reward such persons by providing an opportunity to acquire shares of Common Stock on favorable terms and to attract and retain the best available personnel to participate in the ongoing business operations of the Corporation.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

(b)     Adoption and Term.    The Plan has been approved by the Board of Directors of the Corporation, and subject to the approval of a majority of the voting power of the shareholders of the Corporation, is effective as of January 1, 2021. The Plan will remain in effect until terminated or abandoned by action of the Board of Directors except as otherwise provided in Section 15. The Plan replaces and supersedes any prior stock option or stock incentive plan maintained by the Corporation and its affiliated entities and subsidiaries.

SECTION 2. Definitions.

(a)     “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(b)     “Award” means the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units or Performance Shares made pursuant to the Plan.

(c)     “Award Agreement” means an agreement entered into by the Corporation and the Participant setting forth the terms applicable to an Award granted to the Participant under the Plan.

(d)     “Board of Directors” means the Board of Directors of the Corporation, as constituted from time to time.

(e)     “Cause” means (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Corporation public disgrace or disrepute, or adversely affects the Corporation’s operations, condition (financial or otherwise), prospects or interests, (ii) gross negligence or willful misconduct with respect to the Corporation, including, without limitation fraud, embezzlement, theft or dishonesty in the course of his or her employment; (iii) alcohol abuse or use of controlled drugs other than in accordance with a physician’s prescription; (iv) refusal, failure or inability to perform any material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (6) below) to the Corporation (other than due to a disability), which failure, refusal or inability is not cured within 10 days after delivery of notice thereof; (v) material breach of any agreement with or duty owed to the Corporation; or (vi) any breach of any obligation or duty to the Corporation (whether arising by statute, common law, contract or otherwise) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Corporation have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “Cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

(f)     “Change of Control” means the occurrence of any of the following, in one transaction or a series of related transactions: (i) any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act) becoming a

“beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the voting power of the Corporation’s then outstanding capital stock; (ii) a consolidation, share exchange, reorganization or merger of the Corporation resulting in the shareholders of the

Corporation immediately prior to such event not owning at least a majority of the voting power of the resulting entity’s securities outstanding immediately following such event or, if the resulting entity is a direct or indirect subsidiary of the entity whose securities are issued in such transaction(s), the voting power of such issuing entity’s securities outstanding immediately following such event; (iii) the sale or other disposition of all or substantially all the assets of the Corporation (other than a transfer of financial assets made in the ordinary course of business for the purpose of securitization or any similar purpose); (iv) a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; (v) a liquidation or dissolution of the Corporation; or (vi) any similar event deemed by the Committee to constitute a Change in Control for purposes of the Plan. For the avoidance of doubt, a transaction or a series of related transactions will not constitute a Change in Control if such transaction(s) result(s) in the Corporation, any successor to the Corporation, or any successor to the Corporation’s business, being controlled, directly or indirectly, by the same person or persons who controlled the Corporation, directly or indirectly, immediately before such transaction(s).

(g)     “Code” means the Internal Revenue Code of 1986, as amended.

(h)     “Committee” means the Compensation Committee of the Board of Directors or such other committee or individuals satisfying Applicable Laws appointed by the Board in accordance with Section 3 hereof.

(i)     “Common Stock” means the common stock, par value $0.01 of the Corporation.

(j)     “Consultant” means any person other than an Employee, engaged by the Corporation or Subsidiary to render services to such entity.

(k)     “Corporation” means IEH Corporation., a New York corporation and where applicable, its Subsidiaries.

(l)     “Date of Grant” means the date on which the Committee grants an Award pursuant to the Plan.

(m)     “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

(n)     “Effective Date” means January 1, 2021.

(o)     “Employee” means any individual who is a common-law employee of the Corporation or a Subsidiary.

(p)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)     “Exchange Program” means a program established by the Committee under which outstanding Awards are amended to provide for a lower Exercise Price or surrendered or cancelled in exchange for (i) Awards with a lower exercise price, (ii) a different type of Award or awards under a different equity incentive plan, (iii) cash, or (iv) a combination of (i), (ii) and/or (iii).  Notwithstanding the preceding, the term Exchange Program does not include any (i) action described in Section 12 or any action taken in connection with a Change in Control transaction or (ii) transfer or other disposition permitted under Section 12.  For the purpose of clarity, each of the actions described in the prior sentence, none of which constitute an Exchange Program, may be undertaken (or authorized) by the Committee in its sole discretion without approval by the Corporation’s shareholders.

(r)     “Exercise Price” with respect to an Option, means the price per share at which an Optionee may exercise his Option to acquire all or a portion of the shares of Common Stock that are the subject of such Option, as determined by the Committee on the Date of Grant. In no event shall the Exercise Price of any Common Stock made the subject of an Option, be less than the Fair Market Value on the Date of Grant.

(s)     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sale price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)     If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, or if the Common Stock is quoted on the Over-the-Counter (OTC) market, be that the OTCQB, OTCBB or Pink Sheets, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal, the OTC, or such other source as the Committee deems reliable;

(iii)     For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Corporation’s Common Stock; or

(iv)     In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Board of Directors after taking into account such factors as the Board shall deem appropriate

(t)     “Incentive Stock Option” or “ISO” means a stock option intended to satisfy the requirements of Section 422(b) of the Code.

(u)      “Nonstatutory Option” means a stock option not intended to satisfy the requirements of Section 422(b) of the Code.

(v)     “Officer” means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)     “Option” means an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase shares of Common Stock.

(x)     “Option Stock” means those shares of Common Stock made the subject of an Option granted pursuant to the Plan.

(y)     “Optionee” means an individual who is granted an Option.

(z)     “Outside Director” means a member of the Board of Directors who is not an Employee.

(aa)      “Participant” means a person who has an outstanding Award under the Plan. The term Participant also refers to an Optionee.

(bb)     “Performance Goal” means a performance goal established by the Committee pursuant to Section 10(c) of the Plan.

(cc)     “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Committee may determine pursuant to Section 10.

(dd)     “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Committee may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(ee)     “Plan” means this IEH Corporation 2020 Equity Based Compensation Plan.

(ff)     “Registration Date” means the effective date of the first registration statement that is filed by the Corporation and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Corporation’s securities.

(gg)     “Restricted Stock” means those shares of Common Stock made the subject of an Award granted under the Plan.

(hh)     “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8.  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Corporation.

(ii)     “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(jj)     “Section 16(b)” means Section 16(b) of the Exchange Act.

(kk)     “Service” means service as an Employee, Consultant or Outside Director.

(ll)      “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

(mm)     “Stock Appreciation Right” or “SAR” means a right awarded to a Participant pursuant to Section 9 of the Plan, which shall entitle the Participant to receive cash, Common Stock, other property or a combination thereof, as determined by the Committee, in an amount equal to or otherwise based on the excess of (a) the Fair Market Value of a share of Common Stock at the time of exercise over (b) the exercise price of the right, as established by the Committee on the date the award is granted..

(nn)      “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3. Administration.

(a)     Committee of the Board of Directors.    The Plan may be administered by the Compensation Committee of the Board of Directors or such other Committee or individuals as appointed by the Board to administer the Plan. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. Members of the Committee shall serve for such period of time as the Board of Directors may determine and shall be subject to removal by the Board of Directors at any time. The Board of Directors may also at any time terminate the functions of the Committee and reassume all powers and authorities previously delegated to the Committee. If no Committee has been appointed, the entire Board of Directors shall administer the Plan.

To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(b)     Authority.    Subject to the terms and conditions of the Plan, the Committee shall have the sole discretionary authority:

(i)     to authorize the granting of Awards under the Plan;

(ii)     to select the Employees, Consultants or Outside Directors who are to be granted Awards under the Plan and to determine the conditions subject to such Awards;

(iii)     to construe and interpret the Plan;

(iv)     to determine Fair Market Value;

(v)     to establish and modify administrative rules for the Plan;

(vi)     to impose such conditions and restrictions with respect to the Awards, not inconsistent with the terms of the Plan, as it determines appropriate;

(vii)     to execute or cause to be executed Award Agreements; and

(viii)     generally, to exercise such power and perform such other acts in connection with the Plan and the Awards, and to make all determinations under the Plan as it may deem necessary or advisable or as required, provided or contemplated hereunder.

Any person delegated or designated by the Committee shall be subject to the same obligations and requirements imposed on the Committee and its members under the Plan.

(c)     Exchange Program.    Notwithstanding anything in this Section 3, the Committee shall not implement an Exchange Program without the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any annual or special meeting of Corporation’s shareholders.

(d)     Delegation by the Committee.    The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Corporation; provided, however, that the Committee may not delegate its authority and powers (a) with respect to an Officer or (b) in any way which would jeopardize the Plan’s qualification under Code Section 162(m), if applicable, or Rule 16b-3.

(e)     Indemnification.    To the maximum extent permitted by law, the Corporation shall indemnify each member of the Committee, the Board, and any Employee with duties under the Plan, against all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual’s duties under the Plan. This indemnity shall not apply, however, if: (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of those duties; or (ii) the individual fails to assist the Corporation in defending against any such claim. The Corporation shall have the right to select counsel and to control the prosecution or defense of the suit. The Corporation shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Corporation consents in writing to the settlement or compromise.

SECTION 4. Eligibility and Award Limitations.

(a)     Award Eligibility.    Employees, Consultants and Outside Directors shall be eligible for the grant of Awards under the Plan. Only Employees shall be eligible for the grant of Incentive Stock Options.

(b)     Award Limitations.    The Corporation may apply limits on the grant of Awards during any fiscal year or any particular type or amount of Award.

SECTION 5. Stock Subject To The Plan.

(a)     Shares Subject to the Plan.    Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 750,000 Shares (the “Initial Share Reserve”).  The Shares may be authorized, but unissued, or reacquired Common Stock.  Notwithstanding the foregoing and, subject to adjustment as provided in Section 12, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in this Section 5(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 5(b).

(b)     Lapsed Awards.    To the extent an Award expires, is surrendered pursuant to an Exchange Program or becomes unexercisable without having been exercised or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Corporation due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  Notwithstanding the foregoing (and except with respect to Shares of Restricted Stock that are forfeited rather than vested), Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Corporation or are forfeited to the Corporation, such Shares will become available for future grant under the Plan.  Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

SECTION 6. Terms And Conditions Of Stock Options.

(a)     Power to Grant Options.    Subject to the maximum per person share limitation in Section 4, the Committee may grant to such Employees or persons as the Committee may select, Options entitling the Optionee to purchase shares of Common Stock from the Corporation in such quantity, and on such terms and subject to such conditions not inconsistent with the terms of the Plan, as may be established by the Committee at the time of grant or pursuant to applicable resolution of the Committee, and as set forth in the Participant’s Option Award Agreement. Options granted under the Plan may be Nonstatutory Stock Options or Incentive Stock Options.

(b)     Optionee to Have No Rights as a Stockholder.    An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder of the Corporation with respect to the shares of Common Stock made subject to an Option unless and until such Optionee exercises such Option and is issued the shares purchased thereby. No adjustments shall be made for distributions, dividends, allocations, or other rights with respect to any shares of Common Stock prior to the exercise of such Option.

(c)     Award Agreements.    The terms of any Option shall be set forth in an Award Agreement in such form as the Committee shall from time to time determine. Each Award Agreement shall comply with and be subject to the terms and conditions of the Plan and such other terms and conditions as the Committee may deem appropriate. In the event that any provision of an Option granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Option, the term in the Plan constituted on the Date of Grant of such Option shall control. No person shall have any rights under any Option granted under the Plan unless and until the Corporation and the Optionee have executed an Award Agreement setting forth the grant and the terms and conditions of the Option.

(d)     Vesting.    Unless a different vesting schedule is listed in an individual Award Agreement, the Shares subject to an Option granted under the Plan shall vest and become exercisable in accordance with the following schedule:

Completed Years of Employment/Service From Date of Grant	Cumulative Vesting Percentage
1	25%
2	50%
3	75%
4 Years or more	100%

(e)     Exercise Price and Procedures.

(1)     Exercise Price.    The Exercise Price means the price per share at which an Optionee may exercise his Option to acquire all or a portion of the shares of Common Stock that are the subject of such Option. Notwithstanding the foregoing, in no event shall the Exercise Price of any Common Stock made the subject of an Option be less than the Fair Market Value of such Common Stock, determined as of the Date of Grant.

(2)     Exercise Procedures.    Each Option granted under the Plan shall be exercised by providing written notice to the Committee, together with payment of the Exercise Price, which notice and payment must be received by the Committee on or before the earlier of (i) the date such Option expires, and (ii) the last date on which such Option may be exercised as provided in paragraph (f) below.

(3)     Payment of Exercise Price.    The Exercise Price times the number of the shares to be purchased upon exercise of an Option granted under the Plan shall be paid in full at the time of exercise. The Committee will determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Committee will determine the acceptable form of consideration at the time of grant.  Such consideration for both types of Options may consist entirely of: (i) cash; (ii) check; (iii) promissory note, to the extent permitted by Applicable Laws, (iv) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Corporation, as the

Committee determines in its sole discretion; (v) consideration received by the Corporation under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Corporation in connection with the Plan; (vi) by net exercise; (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (viii) any combination of the foregoing methods of payment.

(f)     Effect of Termination of Service.    Subject to paragraph (k) below regarding Special Rules for Incentive Stock Options, the following provisions shall govern the exercise of any Options granted to an Optionee that are vested and outstanding at the time Optionee’s Service ceases:

(1)     Termination of Employment for Reasons Other than Death, Disability or a Termination for Cause.    Should Optionee’s Service with the Corporation cease for any reason other than death, Disability or a termination for Cause (as determined by the Committee), then each Option shall remain exercisable until the close of business on the earlier of (i) 3 months following the date Optionee’s Service ceased or (ii) the expiration date of the Option.

(2)     Termination of Employment Due to Death or Disability.    Should Optionee’s Service cease due to death or Disability, then each Option shall remain exercisable until the close of business on the earlier of (i) the 12 month anniversary of the date Optionee’s Service ceased, or (ii) the expiration date of the Option.

(3)     Termination for Cause.    Should Optionee’s Service be terminated for Cause while his Option remains outstanding, each outstanding Option granted to Optionee (whether vested or unvested) shall terminate immediately and Optionee shall forfeit all rights with respect to such Award.

(g)     Limited Transferability of Options.    An Option shall be exercisable only by the Optionee during his lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following Optionee’s death.

(h)     Acceleration of Exercise Vesting.    Notwithstanding anything to the contrary in the Plan, the Committee, in its discretion, may allow the exercise in whole or in part, at any time after the Date of Grant, any Option held by an Optionee, which Option has not previously become exercisable. In the event of a Change of Control of the Corporation, the Committee, in its discretion may provide that Options shall become 100% vested and exercisable on the date of the Change of Control. Options shall also become 100% vested in the event Optionee dies or becomes Disabled while employed.

(i)     Modification, Extension, Cancellation and Regrant.    Within the limitations of the Plan and after taking into account any possible adverse tax or accounting consequences, the Committee may modify, or extend outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Corporation or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option or cause a violation of Code Section 409A.

(j)     Term of Option.    No Option shall have a term in excess of ten (10) years measured from the date that the Option is granted.

(k)     Special Rules For Incentive Stock Options (“ISOs”).    In addition to the provisions of this Section 6, the terms specified below shall be applicable to all Incentive Stock Options granted under the Plan. Except as modified by the provisions of this paragraph (k), all of the provisions of the Plan shall be applicable to Incentive Stock Options. Options that are specifically designated as Nonstatutory Options are not subject to the terms of this paragraph (k).

(1)     Eligibility.    Incentive Options may only be granted to Employees.

(2)     Dollar Limitation.    The aggregate Fair Market Value of the shares of Common Stock (determined as of the Date of Grant) for which one or more Incentive Options granted to any Employee pursuant to the Plan may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000. To the extent that an Optionee’s Options exceed that limit, they will be treated as Nonstatutory Options (but all of the other provisions of the Option shall remain applicable), with the first Options that were awarded to Optionee to be treated as Incentive Stock Options.

(3)     Restrictions on Sale of Shares.    Shares issued pursuant to the exercise of an Incentive Stock Option may not be sold by the Employee until the expiration of 12 months after exercise and 24 months from the Date of Grant. Shares that do not satisfy these restrictions shall be treated as a grant of Nonstatutory Options.

(4)     Special Rules for Incentive Stock Options Granted to 10% Stockholder.

a.     Exercise Price.    If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, the Exercise Price of the Incentive Stock Option must be at least 110% of the Fair Market Value of the Corporation’s Common Stock.

b.     Term of Option.    If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the Option term shall not exceed five years measured from the date the Incentive Stock Option is granted.

c.     Definition of 10% Stockholder.    For purposes of the Plan, an Employee is deemed to be a “10% Stockholder” if he owns more than 10% of the Corporation or any Subsidiary.

(5)     Special Rules for Exercise of Incentive Stock Options Following Termination of Employment.

a.     Death or Disability.    In order to preserve tax treatment as an Incentive Stock Option, Options granted to an Optionee who dies or becomes Disabled while employed must be exercised by the Optionee or his executor or beneficiary no later than (i) 12 months following the date of death or Disability, or (ii) the expiration date of the Incentive Stock Option, if earlier.

b.     Termination For Reason Other Than Death or Disability.    In order to preserve tax treatment as an Incentive Stock Option, an Optionee must exercise any vested and outstanding Incentive Stock Options no later than: (i) three (3) months following the date the Optionee terminates employment for any reason other than death or Disability; or (ii) the expiration date of the Incentive Stock Option if earlier.

(6)     Miscellaneous.    With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein. To the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, such Option, to that extent, shall be deemed to be a Nonstatutory Stock Option for all purposes of this Plan.

(l)     Shareholder Rights.    Until the Shares covered by an Option are issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.  The Corporation will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

SECTION 7. Restricted Stock.

(a)     Grant of Restricted Stock.    The Committee may cause the Corporation to issue shares of Restricted Stock under the Plan, subject to such restrictions, conditions and other terms as the Committee may determine in addition to those set forth herein.

(b)     Establishment of Performance Criteria and Restrictions.    Restricted Stock Awards will be subject to time vesting under paragraph (f) of this Section 7. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than time vesting, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Stock. Corporate or individual performance criteria include, but are not limited to, designated levels or changes in total shareholder return, net income, total asset return, or such other financial measures or performance criteria as the Committee may select. Such restrictions shall be set forth in the Participant’s Restricted Stock Agreement.

(c)     Share Certificates and Transfer Restrictions.    Restricted Stock awarded to a Participant may be held under the Participant’s name in a book entry account maintained by or on behalf of the Corporation. Upon vesting of the Restricted Stock, the Corporation will establish procedures regarding the delivery of share certificates or the transfer of shares in book entry form. None of the Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of prior to the date on which such Restricted Stock vests in accordance with the Plan.

(d)     Voting and Dividend Rights.    Except as otherwise determined by the Committee either at the time Restricted Stock is awarded or at any time thereafter prior to the lapse of the restrictions, holders of Restricted Stock shall not have the right to vote such shares or the right to receive any dividends with respect to such shares, until such shares are vested. All distributions, if any, received by the Participant with respect to Restricted Stock as a result of any stock split, stock distributions, combination of shares, or other similar transaction shall be subject to the restrictions of the Plan.

(e)     Award Agreements.    The terms of the Restricted Stock granted under the Plan shall be as set forth in an Award Agreement in such form as the Committee shall from time to time determine. Each Award Agreement shall comply with and be subject to the terms and conditions of the Plan and such other terms and conditions as the Committee may deem appropriate. No Person shall have any rights under the Plan unless and until the Corporation and the Participant have executed an Award Agreement setting forth the grant and the terms and conditions of the Restricted Stock. The terms of the Plan shall govern all Restricted Stock granted under the Plan. In the event that any provision of an Award Agreement shall conflict with any term in the Plan as constituted on the Date of Grant, the term in the Plan shall control.

(f)     Time Vesting.    Except as otherwise provided in a Participant’s Award Agreement, the Restricted Stock granted under the Plan will vest in accordance with the following schedule:

Completed Years of Employment/Service From Date of Grant	Cumulative Vesting Percentage
1	25%
2	50%
3	75%
4 Years or more	100%

In the event a Participant terminates employment prior to 100% vesting, any Shares of Restricted Stock which are not vested shall be forfeited immediately and permanently. However, a Participant shall be 100% vested in his Restricted Stock in the event he terminates employment by reason of death or Disability. A Participant shall also be 100% vested in his Restricted Stock on the date of a Change of Control. If a Participant’s Service is terminated for Cause as determined in the sole discretion of the Committee, his or her Restricted Stock Award (whether vested or unvested) shall be forfeited immediately. The Committee may approve Restricted Stock grants that provide alternate vesting schedules. Fractional shares shall be rounded down.

(g)     Acceleration of Vesting.    Notwithstanding anything to the contrary in the Plan, the Board of Directors, in its discretion, may accelerate, in whole or in part, the vesting schedule applicable to a grant of Restricted Stock.

SECTION 8. Restricted Stock Units

(a)     Grant.    Restricted Stock Units may be granted at any time and from time to time as determined by the Committee.  After the Committee determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions (if any) related to the grant, including the number of Restricted Stock Units.

(b)     Vesting Criteria and Other Terms.    The Committee will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  The Committee may set vesting criteria based upon the achievement of Corporation-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis (including the passage of time) determined by the Committee in its discretion. Unless a different vesting schedule is set forth in the Award Agreement, the following time vesting schedule will apply:

Completed Years of Employment/Service From Date of Grant	Cumulative Vesting Percentage
1	25%
2	50%
3	75%
4 Years or more	100%

(c)     Earning of Restricted Stock Units.    Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Committee and as set forth in the Award Agreement on the Date of Grant.  Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Committee, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout as long as such reduction or waiver does not violate Code Section 409A.

(d)     Dividend Equivalents.    The Committee may, in its sole discretion, award dividend equivalents in connection with the grant of Restricted Stock Units that may be settled in cash, in Shares of equivalent value, or in some combination thereof.

(e)     Form and Timing of Payment.    Payment of earned Restricted Stock Units will be made upon the date(s) determined by the Committee and set forth in the Award Agreement.  The Committee, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both. Timing and payment of Restricted Stock Units will be subject to and structured to comply with the rules of Code Section 409A and the treasury regulations thereunder.

(f)     Cancellation.    On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Corporation.

SECTION 9. Stock Appreciation Rights.

(a)     Grant.    A Participant may be granted one or more Stock Appreciation Rights under the Plan and such SARs shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion. A SAR may relate to a particular Stock Option and may be granted simultaneously with or subsequent to the Stock Option to which it relates. Except to the extent otherwise modified in the grant, (i) SARs not related to a Stock Option shall be granted subject to the same terms and conditions applicable to Stock Options as set forth in Section 6, and (ii) all SARs related to Stock Options granted under the Plan shall be granted subject to the same restrictions and conditions and shall have the same vesting, exercisability, forfeiture and termination provisions as the Stock Options to which they relate. SARs may be subject to additional restrictions and conditions. The per-share base price for exercise or settlement of SARs shall be determined by the Committee, but shall be a price that is equal to or greater than the Fair Market Value of such shares. Other than as adjusted pursuant to Section 12, the base price of SARs may not be reduced without shareholder approval (including canceling previously awarded SARs and regranting them with a lower base price).

(b)     Exercise and Payment.    To the extent a SAR relates to a Stock Option, the SAR may be exercised only when the related Stock Option could be exercised and only when the Fair Market Value of the shares subject to the Stock Option exceed the exercise price of the Stock Option. When a Participant exercises such SARs, the Stock Options related to such SARs shall automatically be cancelled with respect to an equal number of underlying shares. Unless the Committee decides otherwise (in its sole discretion), SARs shall only be paid in cash or in shares of Common Stock. For purposes of determining the number of shares available under the Plan, each Stock Appreciation Right shall count as one share of Common Stock, without regard to the number of shares, if any, that are issued upon the exercise of the Stock Appreciation Right and upon such payment. Shares issuable in connection with a SAR are subject to the transfer restrictions under the Plan.

SECTION 10. Performance Units and Performance Shares.

(a)     Grant of Performance Units/Shares.    Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Employees, Consultants or Outside Directors at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)     Value of Performance Units/Shares.    Each Performance Unit shall have an initial value that is established by the Committee at the time of the grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a “Performance Period.”

(c)     Performance Objectives and Other Terms.    The Committee will set Performance Goals or other vesting provisions (including, without limitation, continued status as an Employee, Consultant or Outside Director) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to an Employee, Consultant or Outside Director.  The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.”  Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, will determine.  The Committee may set performance objectives based upon the achievement of Corporation-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

(d)     Measurement of Performance Goals.    Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(i)     Performance Measures.    For each Performance Period, the Committee shall establish and set forth in writing the Performance Measures, if any, and any particulars, components and adjustments relating thereto, applicable to each Participant. The Performance Measures, if any, will be objectively measurable and will be based upon the achievement of a specified percentage or level in one or more objectively defined and non-discretionary factors preestablished by the Committee.  Performance Measures may be one or more of the following, as determined by the Committee: (i) sales or non-sales revenue; (ii) return on revenues; (iii) operating income; (iv) income or earnings including operating income; (v) net income; (vi) pre-tax income or after-tax income; (vii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (viii) raising of financing or fundraising; (ix) project financing; (x) revenue backlog; (xi) power purchase agreement backlog; (xii) gross margin; (xiii) operating margin or profit margin; (xiv) capital expenditures, cost targets, reductions and savings and expense management; (xv) return on assets (gross or net), return on investment, return on capital, or return on shareholder equity; (xvi) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xvii) performance warranty and/or guarantee claims; (xviii) stock price or total stockholder return; (xix) earnings or book value per share (basic or diluted); (xx) economic value created; (xxi) pre-tax profit or after-tax profit; (xxii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, objective customer satisfaction or information technology goals; (xxiii) objective goals relating to divestitures, joint ventures, mergers, acquisitions and similar transactions; (xxiv) construction projects consisting of one or more objectives based upon meeting project completion timing milestones, project budget, site acquisition, site development, or site equipment functionality; (xxv) objective goals relating to staff management, results from staff attitude and/or opinion surveys, staff satisfaction scores, staff safety, staff accident and/or injury rates, headcount, performance management, completion of critical staff training initiatives; (xxvi) objective goals relating to projects, including project completion timing milestones, project budget; (xxvii) key regulatory objectives; and (xxviii) enterprise resource planning.

(ii)     Committee Discretion on Performance Measures.    As determined in the discretion of the Committee, the Performance Measures for any Performance Period may (a) differ from Participant to Participant and from Award to Award, (b) be based on the performance of the Corporation as a whole or the performance of a specific Participant or one or more Subsidiaries, divisions, departments, regions, stores, segments, products, functions or business units of the Corporation, (c) be measured on a per share, per capita, per unit, per square foot, per employee, per branch basis, and/or other objective basis (d) be measured on a pre-tax or after-tax basis, and (e) be measured on an absolute basis or in relative terms (including, but not limited to, the passage of time and/or against other companies, financial metrics and/or an index).  Without limiting the foregoing, the Committee shall adjust any performance criteria, Performance Measures or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Corporation, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock.

(e)     Earning of Performance Units/Shares.    After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Unit/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Notwithstanding the preceding sentence, after the grant of a Performance Unit/Share, and subject to restrictions under Applicable Laws such as Code Section 409A, the Committee, in its sole discretion, may waive the achievement of any performance goals for such Performance Unit/Share.

(f)     Form and Timing of Payment of Performance Units/Shares.    Payment of earned Performance Units/Shares shall be made in a single lump sum, within 90 calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate fair market value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in combination thereof. Prior to the beginning of each Performance Period, Participants may, if so permitted by the Corporation, elect to defer the receipt of any Performance Unit/Share payout upon such terms as the Committee shall determine.

(g)     Cancellation of Performance Units/Shares.    Subject to the applicable Award Agreement, upon the earlier of (a) the Participant’s termination of employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Corporation, the Shares subject thereto shall again be available for grant under the Plan.

(h)     Non-transferability.    Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

SECTION 11. Tax Withholding.

(a)     Tax Withholding for Options.    The Corporation shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment in cash in United States dollars from an Optionee or beneficiary in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any amount payable and/or shares of Common Stock issuable under such Optionee’s Option, and the Corporation may defer payment or issuance of the shares of Common Stock upon such Optionee’s exercise of an Option unless indemnified to its satisfaction against any liability for such tax. The amount of any such withholding shall be determined by the Corporation.

(b)     Tax Withholding for Restricted Stock and Other Awards.    When a Participant incurs tax liability in connection with the vesting, lapse of a restriction or distribution of Restricted Stock or other Award, and the Participant is obligated to pay an amount required to be withheld under applicable tax laws, the Committee shall establish procedures to satisfy the withholding tax obligation. The Participant also has the option to make payment in cash in United States dollars pursuant to procedures established by the Corporation. The amount of any such withholding shall be determined by the Corporation.

SECTION 12. Adjustment of Shares and Representations.

(a)     General.    Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, the Committee shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable pursuant to the Plan, (ii) the number and/or class of securities and the Exercise Price per share in effect for each outstanding Option in order to prevent the dilution or enlargement of benefits, (iii) the number of shares of Restricted Stock granted; or (iv) the number of Performance Shares awarded, if applicable. As a condition to the exercise of an Award, the Corporation may require the person exercising such Option to make such representations and warranties at the time of any such exercise as the Corporation may at that time determine, including without limitation, representations and warranties that (i) the Shares are being purchased only for investment and without any present intention to sell or distribute such

Shares in violation of applicable federal or state securities laws, and (ii) such person is knowledgeable and experienced in financial and business matters and is capable of evaluating the merits and the risks associated with purchasing the Shares.

The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares under this Plan, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b)     Mergers and Consolidations.    In the event that the Corporation is a party to a Change of Control, outstanding Awards that are not yet vested shall be subject to the agreement of merger or consolidation or asset sale. Such agreement, without the Participant’s consent, may provide for:

(i)     The continuation of such outstanding Awards by the Corporation (if the Corporation is the surviving Corporation);

(ii)     The assumption of the Plan and such outstanding Awards by the surviving Corporation;

(iii)     The substitution by the surviving Corporation of options with substantially the same terms for such outstanding Awards;

(iv)     Such other action as the Board of Directors determines.

Each Option that is assumed or otherwise continued in effect in connection with a Change of Control shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Optionee in connection with the consummation of such Change of Control, had the Option been exercised immediately prior to such Change of Control.

(c)     Reservation of Rights.    Except as provided in this Section 12, a Participant shall have no Shareholder rights by reason of (i) any subdivision or consolidation of shares of stock of any class, or (ii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 13. Miscellaneous.

(a)     Regulatory Approvals.    The implementation of the Plan, the granting of any Options, Restricted Stock or Performance Unit/Performance Share Awards under the Plan, and the issuance of any shares of Common Stock upon the exercise of any Option, lapse of restrictions on Restricted Stock, or payout of Performance Share Award shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities, if any, including applicable securities laws having jurisdiction over the Plan, the Options or Restricted Stock granted, and the shares of Common Stock issued pursuant to it.

(b)     Strict Construction.    No rule of strict construction shall be implied against the Committee, the Corporation or Subsidiary or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

(c)     Choice of Law.    All determinations made and actions taken pursuant to the Plan shall be governed by the internal laws of the State of New York and construed in accordance therewith.

(d)     Compliance With Code Section 409A.    Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.  The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A (or an exemption therefrom) and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Committee.  To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A (or an exemption therefrom), such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.  In no event will the Corporation be responsible for or reimburse a Participant for any taxes or other penalties incurred as a result of applicable of Code Section 409A.

(e)     Date of Grant.    The date of grant of an Award will be, for all purposes, the date on which the Committee makes the determination granting such Award, or such other later date as is determined by the Committee.  Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

(f)     Conditions Upon Issuance of Shares.

(i)     Legal Compliance.    Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Corporation with respect to such compliance.

(ii)     Investment Representations.    As a condition to the exercise of an Award, the Corporation may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required.

(g)     Stockholder Approval.    The Plan will be subject to approval by the shareholders of the Corporation within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

SECTION 14. No Employment or Service Retention Rights.

Nothing in the Plan or in any Award granted under the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 15. Duration and Amendments.

(a)     Term of the Plan.    The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Corporation’s shareholders. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Awards that have already occurred for which shareholder approval is a prerequisite for the granting of such Awards, shall be rescinded, and no such additional grants or awards shall be made thereafter under the Plan. The Plan shall terminate automatically ten (10) years after its adoption only with respect to the Corporation’s ability to grant ISOs under the Plan and may be terminated at any date by the Board of Directors pursuant to paragraph (b) below.

(b)     Right to Amend or Terminate the Plan.    The Committee may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that certain amendments, including amendments that increase the number of Shares of Common Stock available for issuance under the Plan (except as provided in Section 12) or change the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Corporation’s shareholders. The Corporation will obtain shareholders approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)     Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Corporation. No Shares of Common Stock shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any shares of Restricted Stock or Performance Shares previously issued or any Option previously granted under the Plan.

SECTION 16. Execution.

To record the adoption of the Plan by the Board of Directors, the Corporation has caused its authorized officer to execute the same.

IEH CORPORATION
By: /s/Dave Offerman
Title: President and CEO
Date:

IEH Corporation MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by December 16, 2020 at 5:00AM EST New York time. Online GIof ntoo welwewct.rinovneicstvoortviontge,.com/IEHC or scan delete QR code and control # ?e QR cod˜e — login details are the shaded bar below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/IEHC Annual Meeting Proxy Card 1234 5678 9012 345 q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, for every 1 YEAR on Proposal 2 and FOR Proposals 3 and 4. For Withhold For Withhold For Withhold + 1. Election of Directors: 01 - Eric C. Hugel, Class I Director Nominee 02 - Sonia Marciano, Class I Director Nominee 03 - Michael E. Rosenfeld, Class I Director Nominee 2. Say on Pay – an advisory vote regarding the approval of executive compensation. 1 Year 2 YFeoarrs A3gYaeianrsst Abstain 3. Ratification of the appointment of Marcum LLP as the Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2021. For Against Abstain 4. Adoption of the 2020 Equity Based Compensation Plan For Against Abstain B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 03CHCB 1 U P X 4 8 2 3 8 0 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/IEHC Proxy — IEH Corporation q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2020 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — Wednesday, December 16, 2020 at 10:00 a.m. Local Time. Dave Offerman and Bill Craig, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of IEH Corporation to be held on Wednesday, December 16, 2020 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees to the Board of Directors as Class I Directors, FOR adoption of Say on Pay on executive compensation for 1 year, FOR ratification of the appointment of Marcum LLP as the Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2021, and FOR adoption of the 2020 Equity Based Compensation Plan. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. We intend to hold our 2020 Annual Meeting in light of the COVID-19 pandemic by means of remote communications only (i.e., a virtual-only annual meeting). The 2020 Annual Meeting will be conducted via live webcast hosted by ZOOM. Information about voting your shares and about attending the virtual Annual Meeting is available in the 2020 Annual Meeting Proxy Statement. All voting will be conducted by either submitting your proxy by mail, voting electronically by the Internet, or voting by telephone. See the 2020 Annual Meeting Proxy Statement for more information about voting and attending the 2020 Annual Meeting by ZOOM webcast. Due to the virtual format there will be no ability to vote your shares at the Annual Meeting. (Items to be voted appear on reverse side.) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Virtual Annual Meeting. +